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                                                                   EXHIBIT 10.46

                              LEASE OF OFFICE SPACE



                                                         DATE: FEBRUARY 20, 1990




BETWEEN:            T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP,
(ADDRESS)           a Minnesota Limited Partnership
                    200 Northstar East
                    608 Second Avenue South
                    Minneapolis, Minnesota  55402                   ("Landlord")

AND:                PHYNQUE, INC.,
(ADDRESS)           370 Northstar East
                    608 Second Avenue South
                    Minneapolis, Minnesota  55402                     ("Tenant")

FOR PREMISES IN:    Northstar East                             Suites 370 & 1001
                    608 Second Avenue South
                    Minneapolis, Minnesota  55402



LANDLORD AND TENANT, in consideration of the covenants herein contained, hereby agree as follows:

ARTICLE 1.00      DEFINITIONS

1.01     DEFINITIONS.  In this Lease:

         (a) "Annual Rent" means the amount payable by Tenant to Landlord in respect of each year of the Term under Article 4.01.

         (b) "Article" means an article of this Lease.

         (c) "Commencement Date" means the first day of the Term.

         (d) "Exhibit A" means the plan(s) attached hereto as Exhibit A.

         (e) "Exhibit B" means the provisions relating to Occupancy Costs and other matters attached hereto as Exhibit B.

         (f) "Exhibit C" means the Rules and Regulations attached hereto as Exhibit C.

         (g) "Fiscal Year" means a twelve month period (all or part of which falls within the Term) from time to time determined by Landlord with concurrence of the appropriate taxation authorities, at the end of which Landlord's books are balanced for auditing and/or taxation purposes.

         (h) "Lease" means this lease, Exhibits A, B, C and (if attached) D to this lease, and every properly executed instrument which by its terms amends, modifies or supplements this lease.

         (i) "Occupancy Costs" means amounts payable by Tenant to Landlord under
             Article 4.02.

         (j) "Other Charges" means amounts payable to Landlord under Article
             4.03.

         (k) "Premises" means 9,824 square feet, more or less, on the 3rd and 10th floor of the Building as generally indicated on Exhibits A and A-1.

         (l) "Rent" means the aggregate of all amounts payable by Tenant to Landlord under Articles 4.01, 4.02 and 4.03.

         (m) "Term" means the period of time set out in Article 3.01.


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ARTICLE 2.00      GRANT OF LEASE

2.01 GRANT. Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms and conditions of this Lease.

2.02 QUIET ENJOYMENT. Landlord shall warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the Term, subject to the terms and conditions of this Lease.

2.03 COVENANTS OF LANDLORD AND TENANT. Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.

ARTICLE 3.00      TERM AND POSSESSION

3.01 TERM. Notwithstanding Articles 3.02 and 3.03, the term of this Lease shall be 4 years beginning on the first day of the month of January 1, 1990 and ending on the last day of the month of September, 1994, unless terminated earlier as provided in this Lease.

3.02 EARLY OCCUPANCY. If Tenant begins to conduct business in all or any portion of the Premises before the Commencement Date, Tenant shall pay to Landlord on the Commencement Date a rental in respect thereof for the period from the date Tenant begins to conduct business therein to the Commencement Date, which rental shall be that proportion of Rent for one calendar year which the number of days in such period bears to
         365. The provisions of this Lease shall be applicable during such period.

3.03 DELAYED POSSESSION. If Landlord is delayed in delivering possession of all or any portion of the Premises to Tenant on or before the Commencement Date, then Tenant shall take possession of the Premises on the date (not later than one year after the Commencement Date) when Landlord delivers possession of all of the Premises, which date shall be conclusive established by notice to Tenant, accompanied and confirmed by an Architect's Certificate, at least 5 days before such date. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant, but unless such delay is principally caused by or attributable to Tenant, its servants, agents or independent contractors, no Rent shall be payable by Tenant for the period prior to the date on which Landlord can so deliver possession of all of the Premises, unless Tenant elects to take possession of a portion of the Premises whereupon Rent shall be payable in respect thereof from the date such possession is so taken.

3.04 ACCEPTANCE OF PREMISES. Taking possession of all or any portion of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession, subject only to latent defects and deficiencies (if any) listed in writing in a notice delivered by Tenant to Landlord not more than thirty days after the later of the date of taking possession and the Commencement Date.

ARTICLE 4.00      RENT AND OCCUPANCY COSTS

4.01 ANNUAL RENT. Tenant shall pay to Landlord as Annual Rent for the Premises the sum of $30,454.44 in respect of each year of the Term, payable in advance and without notice in monthly installments of $2,537.87 each on the Commencement Date and on the first day of each calendar month thereafter during the Term.

4.02 OCCUPANCY COSTS. Tenant shall pay to Landlord, at the times and in the manner provided in Article 4.06, the Occupancy Costs (if any) determined under Exhibit B.

4.03 OTHER CHARGES. Tenant shall pay to Landlord, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by Landlord, all amounts (other than that payable under Articles 4.01 and 4.02) which are payable by Tenant to Landlord under this Lease.


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4.04     PAYMENT OF RENT - GENERAL. All amounts payable by Tenant to Landlord under the Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of rent. Rent shall be paid to Landlord, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth in the beginning of this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

4.05 ANNUAL RENT - EARLY TERMINATION. If the Term ends on a day other than the last day of a calendar month, the installment of Annual Rent payable on the first day of the last calendar month of the Term shall be that proportion of the Annual Rent which the number of days from the first day of such last calendar month to the last day of the Term bears to 365.

4.06     PAYMENT - OCCUPANCY COSTS.

         (a) Prior to the Commencement Date and the beginning of each Fiscal Year thereafter, Landlord shall compute and deliver to Tenant a bona fide estimate of Occupancy Costs for the appropriate Fiscal Year and without further notice Tenant shall pay to Landlord in monthly installments one-twelfth of such estimate simultaneously with Tenant's payments of Annual Rent during such Fiscal Year.

         (b) Unless delayed by causes beyond Landlord's reasonable control, Landlord shall deliver to Tenant within 120 days after the end of each Fiscal Year a written statement (the "Statement") setting out in reasonable detail the amount of Occupancy Costs for such Fiscal Year and certified to be correct by an officer of Landlord. If the aggregate of monthly installments of Occupancy Costs actually paid by Tenant to Landlord during such Fiscal Year differs from the amount of Occupancy Costs payable for such Fiscal Year under Article 4.02, Tenant shall pay or Landlord shall refund the difference (as the case may be) without interest within 30 days after the date of delivery of the Statement.

         (c) If Landlord and Tenant disagree on the accuracy of Occupancy Costs as set forth in the Statement, Tenant shall nevertheless make payment in accordance with any notice given by Landlord, but the disagreement shall immediately be referred by Landlord for prompt decision by a mutually acceptable public accountant, architect, insurance broker or other professional consultant who shall be deemed to be acting as expert(s) and not arbitrator(s), and a determination signed by the selected expert(s) shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within 14 days thereof, and the party required to make payment under such adjustment shall bear all costs of the expert(s) making such decision, except where that payment represents 3% or less of the Occupancy Costs that were the subject of the disagreement in which case Tenant shall bear all such costs.

         (d) Neither party may claim a re-adjustment in respect of Occupancy Costs for a Fiscal Year if based upon any error of computation or allocation except by notice delivered to the other party within six months after the date of delivery of the Statement.

ARTICLE 5.00      USE OF PREMISES

5.01 USE. The Premises shall be used and occupied only as business offices for the business of Tenant as initially conducted in the Premises, or for such other purpose as Landlord may specifically authorize in writing.

5.02 COMPLIANCE WITH LAWS. The Premises shall be used and occupied in a safe, careful and proper manner so as not to contravene any present or future governmental or quasi-governmental laws in force or regulations or orders. If due solely to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Tenant shall pay the entire costs thereof. Landlord affirms that it shall pay costs of any repairs or alterations to the Premises necessitated by future laws relating to asbestos, radon, freon and fire sprinklers. Landlord shall restore the Premises to the condition existing before the need for such repairs or alterations, but any enhancements to the Premises which Tenant may desire as an indirect result of making such repairs or alterations shall be the responsibility of Tenant.

5.03 ABANDONMENT. Tenant shall not abandon the Premises at any time during the Term without Landlord's written consent.

5.04 NUISANCE. Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.


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ARTICLE 6.00      SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

6.01 OPERATION OF BUILDING. During the Term Landlord shall operate and maintain the Building in accordance with all applicable laws and regulations and with standards from time to time prevailing for first-class office buildings in the area in which the Building is located and, subject to participation by Tenant by payment of Occupancy Costs under Article 4.02, shall provide the services set out in Article
         6.02 and 6.03.

6.02     SERVICES TO PREMISES.  Landlord shall provide in the Premises:

         (a) heat, ventilation and cooling as required for the comfortable use and occupancy of the Premises during normal business hours,

         (b) janitor services, including window washing, as reasonably required to keep the Premises in a clean and wholesome condition, provided that Tenant shall leave the Premises in a reasonably tidy condition at the end of each business day,

         (c) electric power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Building),

         (d)   intentionally omitted,

         (e)   maintenance, repair, and replacement as set out in Article 6.04.

6.03     BUILDING SERVICES.  Landlord shall provide in the Building:

         (a) domestic running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building,

         (b) access to and egress from the Premises, including elevator or escalator service if included in the Building,

         (c) heat, ventilation, cooling, lighting, electric power, domestic running water, and janitor service in those areas of the Building from time to time designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord,

         (d) a general directory board on which Tenant shall be entitled to have its name shown, provided that Landlord shall have exclusive control thereof and of the space thereon to be allocated to each tenant, and

         (e)   maintenance, repair, and replacement as set out in Article 6.04.

6.04 MAINTENANCE, REPAIR AND REPLACEMENT. Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of Landlord's services under Article 6.02 and 6.03 (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall expeditiously maintain and repair the foundations, structure and roof of the Building and repair damage to the Building which Landlord is obligated to insure against under Article 9.00, provided that

         (a) if all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances,

         (b) Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord,

         (c) Landlord shall use reasonable diligence in carrying out its obligations under this Article 6.04, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so,

         (d)   no reduction or discontinuance of such services under this
               Article 6.04 (a) or (b) shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease, and

         (e)   nothing contained herein shall derogate from the provisions of
               Article 16.00.


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6.05     ADDITIONAL SERVICES.

         (a) If from time to time requested in writing by Tenant and to the extent that it is reasonably able to do so, Landlord shall provide in the Premises services in addition to those set out in
               Article 6.02, provided that Tenant shall within ten days of receipt of any invoice for any such additional service pay Landlord therefor at such reasonable rates as Landlord may from time to time establish.

         (b) Tenant shall not without Landlord's written consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord within ten days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

         (c) If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. At Landlord's request, Tenant shall install and maintain at Tenant's expense, metering devices for checking the use of any such utility or service in the Premises.

6.06     ALTERATIONS BY LANDLORD.  Landlord may from time to time:

         (a) make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building,

         (b) make changes in or additions to any part of the Building not in or forming part of the Premises, and

         (c) change or alter the location of those areas of the Building from time to time designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Building but under the exclusive control of Landlord.

         provided that in doing so Landlord shall not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary in the circumstances and shall repair any damage to the Premises caused thereby.

6.07 ACCESS TO LANDLORD. Tenant shall permit Landlord to enter the Premises outside normal business hours, and during normal business hours where such will not unreasonably disturb or interfere with tenant's use of the Premises and operation of its business, to examine, inspect, and show the Premises to persons wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever possible (except in an emergency) consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

6.08 ENERGY, CONSERVATION AND SECURITY POLICIES. Landlord shall be deemed to have observed and performed the terms and conditions to be performed by Landlord under this Lease, including those relating to the provision of utilities and services, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the fields of energy, conservation or security.

ARTICLE 7.00      MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANT

7.01 CONDITION OF PREMISES. Except to the extent that Landlord is specifically responsible therefor under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition subject to ordinary wear and tear, including (a) intentionally omitted, and (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction only when said requirements are unique to Tenant's business, and not relating to general office use.


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7.02     FAILURE TO MAINTAIN PREMISES. If Tenant fails to perform any obligation under Article 7.01, then on not less than ten days' notice to Tenant Landlord may enter the Premises and perform such obligation without liability to Tenant for any loss or damage to Tenant thereby incurred, and Tenant shall pay Landlord for the cost thereof, plus 10% of such cost for overhead and supervision, within ten days of receipt of Landlord's invoice therefor.

7.03 ALTERATIONS BY TENANT. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall

         (a) comply with the requirements of any governmental or quasi-governmental authority having jurisdiction,

         (b)   be made only with the prior written consent of Landlord,

         (c)   equal or exceed the then current standard for Building, and

         (d) be carried out only by persons selected by Tenant and approved in writing by Landlord, which approval will not be unreasonably withheld or delayed, who shall if required by Landlord deliver to Landlord before commencement of the work performance and payment bonds as well as proof of worker's compensation and public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out,

         Any increase in property taxes on or fire or casualty insurance premises for the Building attributable to such change, addition or improvement shall be borne by Tenant.

7.04 TRADE FIXTURES AND PERSONAL PROPERTY. Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. If Tenant is not then in default hereunder, trade fixtures and personal property installed in the Premises by Tenant may be removed from the Premises.

         (a) from time to time in the ordinary course of Tenant's business or in the course of reconstruction, renovation, or alteration of the Premises by Tenant, and

         (b)   during a reasonable period prior to the expiration of the Term,

         provided that Tenant promptly repairs at its own expense any damage to the Building resulting from such installation and removal.

7.05 MECHANIC LIENS. Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the Land or Building or any part thereof, shall keep the title to the Land or Building and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Land or Building or any part thereof, and shall cause the same to be removed within five days (or such additional time as Landlord may consent to in writing), failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

7.06 SIGNS. Any sign, lettering or design of Tenant which is visible from the exterior of the Premises shall be at Tenant's expense and subject to approval by Landlord, and shall confirm to the uniform pattern of identification signs for tenants in the Building as prescribed by Landlord. Tenant shall not inscribe or affix any sign, lettering or design in the Premises or Building which is visible from the exterior of the Building.

ARTICLE 8.00      TAXES

8.01 LANDLORD'S TAXES. Landlord shall pay before delinquency (subject to participation by Tenant by payment of Occupancy Costs under Article 4.02) every real estate tax, assessment, license fee and other charge, excepting Tenant's Taxes under Article 8.02, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Building.


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8.02     TENANT'S TAXES. Tenant shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of:

         (a) operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant,

         (b) fixtures or personal property in the Premises which do not belong to the Landlord, and

         (c) the Rent paid or payable by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof; provided that if Landlord so elects by notice to Tenant, Tenant shall add any amounts payable under this Article 8.02 to the monthly installments of Annual Rent payable under Article 4.01 and Landlord shall remit such amounts to the appropriate authorities.

8.03 RIGHT TO CONTEST. Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay under this Article 8.00, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises, that Tenant provides to Landlord security for the taxes contested by Tenant adequate in the opinion of Landlord, and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest. Landlord shall refund to Tenant, Tenant's prorata share of refunds received.

ARTICLE 9.00      INSURANCE

9.01 LANDLORD'S INSURANCE. During the Term, Landlord shall maintain at its own expense (subject to participation by Tenant by payment of Occupancy Costs under Article 4.02) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and other insurance on the Building and all property and interest of Landlord in the Building with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner in the area to which the Building is located. Policies for such insurance shall waive, to the extent available from Landlord's carrier(s), any right of subrogation against Tenant.

9.02 TENANT'S INSURANCE. During the Term, Tenant shall maintain at its own expense:

         (a) fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover Tenant's improvements and all property in the Premises which is not owned by Landlord, and

         (b) liability insurance, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from time to time acceptable to a prudent tenant in the community in which the Building is located, but not less than $3,000,000.00 for death, illness or injury to one or more persons, and $3,000,000.00 property damage, in respect of each occurrence.

         Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least 30 days written notice to Landlord of termination or material alteration during the Term, and shall waive, if possible, any right of subrogation against Landlord. If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord certified copies of other evidence of such policies, and evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

ARTICLE 10.00     INJURY TO PERSON OR PROPERTY

10.01 INDEMNITY BY TENANT. Tenant shall indemnify and hold harmless Landlord from and against every demand, claim, cause of action, judgment and expense, and all loss and damage arising from:

         (a) any injury or damage to the person or property of Tenant, any other tenant in the Building or too any other person rightfully in the Building, where the injury or damage is caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or results from the violation of laws or ordinances, governmental orders of any kind or of the provisions of this Lease by any of the foregoing, and

         (b) any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises.


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         (c)   any loss or damage resulting from interference with or
               obstruction of deliveries to or from the Premises, and

         (d) any injury or damage not specified above to the person or property of Tenant, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than the negligence or misconduct of Landlord, its agents, servants, or employees.

10.02 SUBROGATION. The provisions of this Article 10.00 are subject to the waiver of any right of subrogation against Tenant in Landlord's Insurance under Article 9.01 and to the waiver of any right of subrogation against Landlord in Tenant's Insurance under Article 9.02.



ARTICLE 11.00     ASSIGNMENT AND SUBLETTING - SEE EXHIBIT D


11.01    [Intentionally omitted.]



11.02    [Intentionally omitted.]



11.03    [Intentionally omitted.]



11.04    [Intentionally omitted.]



11.05    [Intentionally omitted.]



11.06    [Intentionally omitted.]



ARTICLE 12.00     SURRENDER

12.01 POSSESSION. Upon the expiration or other termination of the Term, Tenant shall immediately quit and surrender possession of the Premises in substantially the condition in which Tenant is required to maintain the Premises excepting only reasonable wear and tear and damage covered by Landlord's insurance under Article 9.01. Upon such surrender, all right, title and interest of Tenant in the Premises shall cease.

12.02 TRADE FIXTURES, PERSONAL PROPERTY AND IMPROVEMENTS. Subject to Tenant's rights under Article 7.04, after the expiration or other termination of the Term all of Tenant's trade fixtures, personal property remaining in the Premises shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without notice or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith.

12.03 MERGER. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known sublessees or subtenants in the Premises or any part thereof.

12.04 PAYMENTS AFTER TERMINATION. No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after the giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

ARTICLE 13.00     HOLDING OVER

13.01 MONTH-TO-MONTH TENANCY. If with Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly rental equal to the Rent as determined in accordance with Article 4.00 or such other rental as is stated in such written consent, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least 30 days' advance notice of termination to the other.

13.02 TENANCY AT SUFFERANCE. If without Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance only, at a monthly rental equal to two times the Rent determined in accordance with Article 4.00. Such tenancy at sufferance may be terminated by Landlord at any time by notice of termination to Tenant, and by Tenant on the last day of any calendar month by at least 30 days' advance notice of termination to Landlord.

13.03 GENERAL. Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of this Lease except any right of renewal and nothing contained in this Article 13.00 shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof.

ARTICLE 14.00     RULES AND REGULATIONS

14.01 PURPOSE. The Rules and Regulations in Exhibit C have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building.

14.02 OBSERVANCE. Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect, provided such Rules and Regulations are enforced against all Tenant's on a non-discriminatory [TEXT RUNS OFF PAGE].

14.03 MODIFICATION. Landlord may from time to time, for the purposes set out in Article 14.01, amend, delete from, or add to the Rules and Regulations, provided that any such modification:

         (a)   shall not be repugnant to any other provision of this Lease,

         (b) shall be reasonable and have general application to all tenants in the Building, and

         (c) shall be effective only upon delivery of a copy thereof to Tenant at the Premises.

14.04 NON-COMPLIANCE. Landlord shall use its best efforts to secure compliance by all tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

ARTICLE 15.00     EMINENT DOMAIN

15.01 TAKING OF PREMISES. If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which Tenant vacates the Premises which date shall be within 30 days after Tenant receives notice of such taking from Landlord.

15.02 PARTIAL TAKING OF BUILDING. If during the Term only part of the Building is taken or purchased as set out in Article 15.01, then

         (a) if in the reasonable opinion of Landlord substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving the Tenant at least 30 days' written notice of such termination, and

         (b) if more than one-third of the number of square feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least 30 days' written notice thereof.

         If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice, provided, however, that no termination pursuant to notice hereunder may occur later than 60 days after the date of such taking.

15.03 SURRENDER. On any such date of termination under Article 15.01 or 15.02, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall no longer accrue from the date of termination. Rent shall abate on the former date in respect of the portion taken. After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

15.04 PARTIAL TAKING OF PREMISES. If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking [TEXT RUNS OFF PAGE] to reconstruct or alter the Premises, said reconstruction shall be completed within 180 days; and if not completed by said date, Tenant shall have the right to terminate the Lease by giving written notice thereof within 10 days after expiration of the 180 day reconstruction period. In such event the Rent payable hereunder with respect to such portion so taken shall no longer accrue from such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

15.05 AWARDS. Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's chattels or trade fixtures. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

ARTICLE 16.00     DAMAGE BY FIRE OR OTHER CASUALTY

16.01 LIMITED DAMAGE TO PREMISES. If all or part of the Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to Landlord and Tenant, can be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), Landlord shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord, which shall be repaired forthwith by Tenant at its own expense.

16.02 MAJOR DAMAGE TO PREMISES. If all or part of the Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to Landlord and Tenant, cannot be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may [ILLEGIBLE] terminate this Lease as of the date of such casualty by written notice delivered to the other not more than 10 days after receipt of such architect's opinion, failing which Landlord shall forthwith at its own expense repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord, which shall be repaired forthwith by Tenant at its own expense.

16.03 ABATEMENT. If Landlord is required to repair damage to all or part of the Premises under Article 16.01 or 16.02 the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered untenantable from the date of such casualty until five days after completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

16.04 MAJOR DAMAGE TO BUILDING. If all or a substantial part (whether or not including the Premises) of the Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than 60 days after the date of such casualty.

16.05 LIMITATION ON LANDLORD'S LIABILITY. Except as specifically provided in this Article 16.00, there shall be no reduction of Rent and Landlord shall have no liability Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated, if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under expressly or implied invitation of Tenant.

ARTICLE 17.00     TRANSFERS BY LANDLORD

17.01 SALES, CONVEYANCE AND ASSIGNMENT. Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with the Building, subject only to the rights of Tenant under this Lease.

17.02 EFFECT OF SALE, CONVEYANCE OR ASSIGNMENT. A sale, conveyance or assignment of the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor-in-interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor-in-interest thereunder.

17.03    [Intentionally omitted.] - SEE EXHIBIT D

17.04 ATTORNMENT. Subject to Article 17.05, if the interest of Landlord is transferred to any person (herein called "Purchaser") by reason of foreclosure or other proceedings for enforcement of the First Mortgage, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

17.05 NONDISTURBANCE. No attornment under Article 17.04 shall be effective unless:

         (a) the holder of the First Mortgage has subordinated, in whole or in part, the First Mortgage to this Lease, or

         (b) Purchaser delivers to Tenant a written undertaking, in a form satisfactory to Purchaser, binding upon Purchaser and enforceable by and for the benefit of Tenant under applicable law, that this Lease and Tenant's rights hereunder shall continue undisturbed while Tenant is not in default despite such enforcement proceedings and transfer.

17.06 EFFECT OF ATTORNMENT. Upon attornment under Article 17.04, this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

         (a) subject to any offsets or defenses which Tenant might have against Landlord, or

         (b) bound by any prepayment by Tenant of more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except Landlord, or

         (c) subject to the obligations of Landlord hereunder except during this period of Purchaser's ownership of the Building or Land.

17.07 EXECUTION OF INSTRUMENTS. The subordination and attornment provisions of this Article 17.00 shall be self-operating and (except as specifically required in Articles 17.03 and 17.05) no further instrument shall be necessary. Nevertheless Tenant, on request by and without cost to Landlord or any successor in interest, shall execute and deliver any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

ARTICLE 18.00     NOTICES, ACKNOWLEDGEMENTS, AUTHORITIES FOR ACTION

18.01 NOTICES. Any notice from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered or certified mail addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same) or to Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, seven days after the date of mailing thereof. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.02 ACKNOWLEDGEMENTS. Each of the parties hereto shall at any time and from time to time upon not less than 20 days prior notice from the other execute, acknowledge and deliver a written statement certifying

         (a) that this Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein,

         (b) that Tenant is in possession of the Premises and paying Rent as provided in this Lease,

         (c)   the dates (if any) to which Rent is paid in advance,

         (d) that there are not, to such party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults in any are claimed, and

         (e) as true and accurate such other information concerning this Lease or tenancy as may be reasonably required by any First Mortgage lender.

         Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the Building, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance.

18.03 AUTHORITIES FOR ACTION. Landlord may act in any matter provided for herein by its Property Manager and any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

ARTICLE 19.00     DEFAULT

19.01 INTEREST AND COSTS. Tenant shall pay to Landlord interest at a rate equal to the lesser of 1-1/2% per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, proviso or agreement of Tenant herein contained.

19.02 RIGHT OF LANDLORD TO PERFORM COVENANTS. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof from Landlord, Landlord may (but shall not be obligated so to do) perform such act without waiving or releasing Tenant from any of its obligations relative thereto. All sums paid or costs incurred by Landlord in so performing such acts under this Article 19.02, together with interest thereon at the rate set out in Article 19.01 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

19.03    EVENTS OF DEFAULT.  If and whenever:

         (a) Tenant fails to pay Base Rent, Additional Rent or any other Rent payable by Tenant under the terms of this Lease when due, and such failure continues for 5 days after written notice from Landlord to Tenant of such failure; provided that with respect to Base Rent and Additional Rent, Tenant will be entitled to only 3 notices of such failure during any Lease Year and if, after 3 such notices are given in any Lease Year, Tenant fails, during such Lease Year, to pay any such amounts when due, such failure will constitute a Default without further notice by Landlord or additional cure period.

         (b) the Term on any goods, chattels or equipment of Tenant is taken or eligible in execution or in attachment or if a writ of execution is issued against Tenant, or

         (c) Tenant becomes insolvent or commits an act of bankruptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings or if a receiver shall be appointed for the business, property, affairs or revenues of Tenant, or

         (d) Tenant makes a bulk sale of its goods or moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Premises (other than in the normal course of its business) or ceases to conduct business from the Premises, or

         (e) Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and persists in such failure after 20 days notice by Landlord requiring that Tenant remedy, correct, desist or comply (or if any such breach would reasonably require more than 20 days to rectify, unless Tenant commences rectification within the 20 day notice period and thereafter promptly and effectively and continuously proceeds with the rectification of the breach), then and in any such cases, at the option of Landlord, the full amount of the current month's and the next ensuing three month's installments of Annual Rent shall immediately become due and payable and Landlord may immediately distrain for the same, together with any arrears then unpaid; and Landlord may without notice or any form of legal process forthwith re-enter upon and take possession of the Premises or any part thereof in the name of the whole and remove and sell Tenant's goods, chattels and trade fixtures therefrom, any rule of law or equity to the contrary notwithstanding.

19.04 WAIVER OF EXEMPTION AND REDEMPTION. Notwithstanding anything contained in any statute now or hereafter in force limiting or abrogating the right of distress, none of Tenant's goods, chattels or trade fixtures on the Premises at any time during the continuance of the Term shall be exempt from levy by distress for Rent in arrears, and upon any claim being made for such exemption by Tenant or on distress being made by Landlord this agreement may be pleaded as an estoppel against Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such statute, Tenant hereby waiving all and every benefit that could or might have occurred to Tenant under and by virtue of any such statute but for this Lease. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms or conditions of this Lease or otherwise.

19.05 SURRENDER. If and whenever Landlord is entitled to or does re-enter, Landlord may terminate this Lease by giving notice thereof, and in such event Tenant shall forthwith vacate and surrender the Premises.

19.06 PAYMENTS. If Landlord shall re-enter or if this Lease shall be terminated hereunder, Tenant shall pay to Landlord on demand:

         (a) Rent up to the time of re-entry or termination, whichever shall be the later, plus accelerated rent as herein provided, and

         (b) all expenses incurred by Landlord in performing any of Tenant's obligations under this Lease, re-entering or terminating and re-letting, collecting sums due or payable by Tenant, realizing upon assets seized (including brokerage, legal fees and disbursements), and the expense of keeping the Premises in good order, repairing the same and preparing them for re-letting, and

         (c) as damages for the loss of income of Landlord expected to be derived from the Premises, the amounts (if any) by which the Rent which would have been payable under this Lease exceeds the payments (if any) received by Landlord from other tenants in the Premises, payable on the first day of each month during the period which would have constituted the unexpired portion of the Term had it not been terminated, or if elected by Landlord by notice to Tenant at or after re-entry or termination, a lump sum amount equal to the Rent which would have been payable under this Lease from the date of such election during the period which would have constituted the unexpired portion of the Term had it not been terminated, reduced by the rental value of the Premises for the same period, established by reference to the terms and conditions upon which Landlord re-lets them if such re-letting is accomplished within a reasonable period after termination, and otherwise established by reference to all market and other relevant circumstances; Rent and rental value being reduced to present worth at an assumed interest rate of 10% on the basis of Landlord's estimates and assumptions of fact which shall govern unless shown to be erroneous.

19.07 REMEDIES CUMULATIVE. No reference to nor exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

ARTICLE 20.00     MISCELLANEOUS

20.01 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member or common enterprise with Tenant.

20.02 CONSENT NOT UNREASONABLY WITHHELD. Except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. - SEE EXHIBIT D

20.03 NAME OF BUILDING. Landlord shall have the right, after 30 days notice to Tenant, to change the name, number or designation of the Building, during the Term without liability to Tenant.

20.04 APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed under the laws of the jurisdiction in which the Building is located, and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words Landlord and Tenant shall include the plural as well as the singular. If this Lease is executed by more than one tenant, Tenants' obligations hereunder shall be joint and several obligations of such executing tenants. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

20.05 ENTIRE AGREEMENT. If there are any terms and conditions which at the date of execution of this Lease are additional or supplemental to those set out on the first 15 pages and in Exhibits A, B and C, such terms and conditions are contained in Exhibit D (if any) attached hereto as part of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease. If this Lease is made pursuant to an Offer to Lease, then the term "Lease" in this Article 20.05 shall be deemed to include such Offer to Lease.

20.06 AMENDMENT OR MODIFICATION. Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

20.07 CONSTRUED COVENANTS AND SEVERABILITY. All of the provisions of this Lease are to be construed as covenants and agreements as through the words importing such covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

20.08 NO IMPLIED SURRENDER OR WAIVER. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made under Article 14.00 shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any enforcement or statement on any check or any letter accompanying any check, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

20.09 SUCCESSORS BOUND. Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.



IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                       TENANT:

T.H.S. NORTHSTAR ASSOCIATES LIMITED
PARTNERSHIP                                     PHYNQUE, INC.

By: TRIZEC PROPERTIES, INC.,
    Managing Agent
                                                By:  /s/  ILLEGIBLE
                                                   -----------------------------


By: /s/  ILLEGIBLE                              By:
    ------------------------------------           -----------------------------
    Michael J. Irwin
    Senior Vice President




By: /s/  James T. Austin
    ------------------------------------
    James T. Austin
    Vice President, Leasing                     --------------------------
                                                Witness to the signature of
                                                Tenant if not incorporated

                        AMENDED AND RESTATED OFFICE LEASE

         THIS AMENDED AND RESTATED OFFICE LEASE ("Amended and Restated Lease") is made on April, 1994, between T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP, a Minnesota Limited Partnership, by BROOKFIELD DEVELOPMENT INC., its managing agent ("Landlord") , whose address is 725 Northstar East, 608 Second Avenue South, Minneapolis, MN. 55402, and PHYNQUE, INC., a Minnesota corporation ("Tenant"), whose address is 370 Northstar East, 608 Second Avenue South, Minneapolis, MN. 55402.

         WITNESSETH THAT:

         WHEREAS, Landlord and Tenant entered into a Lease dated February 22, 1990 ("the Initial Lease"), a copy of which is attached hereto as Exhibit C, for the premises commonly known as Suite 370 of the Northstar East ("Building"), Minneapolis, Minnesota ("Premises");

         WHEREAS, Landlord and Tenant amended the Initial Lease by First Amendment of Office Lease dated November 6, 1990, pursuant to which the Premises was expanded; certain adjustments to Annual Rent and Occupancy Costs were made; and Landlord agreed to reimburse Tenant for certain tenant improvement costs;

         WHEREAS, Landlord and Tenant further amended the Initial Lease by Second Amendment of Office Lease dated January 14, 1991, pursuant to which the calculation of Occupancy Costs was clarified; Landlord agreed to reimburse Tenant for costs and expenses for improvements to the Premises; Additional Rent was increased for reimbursement for such improvements; and certain lease provisions were limited to certain areas of the Premises;

         WHEREAS, Landlord and Tenant further amended the Initial lease by Third Amendment of Office Lease dated November 4, 1991, pursuant to which the Premises was expanded further; certain adjustments to Annual Rent Occupancy Costs were made; and Landlord agreed to reimburse Tenant for certain tenant improvement costs;

         WHEREAS, Landlord and Tenant further amended the Initial Lease by Fourth Amendment of Office Lease dated February 19, 1992, pursuant to which the Premises was expanded further and certain adjustments to Annual Rent and Occupancy Costs were made;

         WHEREAS, Landlord and Tenant further amended the Initial Lease BY Fifth Amendment of Office Lease dated December 4, 1992, pursuant to which the Premises were reduced on the Third floor of the Building and expanded on the Tenth Floor of the Building;




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
adjustments to Annual Rent and Occupancy Costs were made; Landlord agreed to a leasehold improvement allowance and an early termination option for the expanded area of the Premises; and Landlord agreed to certain terms regarding an asbestos abatement program for the Building;

         WHEREAS, Landlord and Tenant further amended the Initial Lease by Sixth Amendment of office Lease dated January 13, 1993 pursuant to which the Premises were reduced on a certain portion of the Tenth floor of the Building and expanded on a different portion of the Tenth floor of the Building; adjustments to Annual Rent and Occupancy Costs were made; Landlord agreed to a leasehold improvement allowance and an early termination option for the expanded area of the Premises; and Landlord agreed to certain terms regarding an asbestos abatement program for the Building;

         WHEREAS, Landlord and Tenant agree that the terms and conditions of the First, Second Third, Fourth, Fifth and Sixth Amendments (together, hereinafter referred to together as the "Amendments") have been fully performed by both parties;

         WHEREAS, Landlord and Tenant intend to restate the Initial Lease and Amendments (the Initial Lease and Amendments are hereinafter referred to together as the "Lease") by incorporating the terms of the Initial Lease and the foregoing recitals into this Agreement without need for further reference to the Amendments; and

         WHEREAS, Landlord and Tenant desire to further supplement and amend the Lease as hereinafter provided.

         NOW, THEREFORE, in consideration of the Premises, the mutual covenants herein contained and other good and valuable consideration, Landlord and Tenant hereby agree that the Lease is hereby restated, amended and supplemented as follows:

1.0      Definitions

         1.1. Except as specifically defined herein, all captioned terms shall have the meanings given them in the Lease.

         1.2.     In this Amended and Restated Lease:

                  (a) "Premises", including the Sixth Expansion Space, as defined below, means approximately 31,227 rentable square feet as further described in Article 17.00 below and as generally shown on the attached Exhibit A.

                  (b) "Sixth Expansion Space" means approximately 6,290 rentable square feet, located on the tenth floor of the Building as shown by crosshatching on Exhibit B hereto.



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

                  (c) "Sixth Expansion Space Delivery Date" means five (5) days after the execution of this Amended and Restated Lease by both Landlord and Tenant.

                  (d) "Sixth Expansion Space Commencement Date" means the earlier of (i) the date Tenant occupies all or any part of the Sixth Expansion Space for the regular conduct of its business, or (ii) October 1, 1994.

                  (e) "Sixth Expansion Space Improvement Allowance" means an amount equal to $220,150.00.

                  (f) "Sixth Expansion Space Additional Improvement Allowance" means an amount equal to $18,870.00.

                  (g)  "Additional Costs" shall be as defined pursuant to
                       Section 3.12 of this Amended and Restated Lease.

                  (h) "Seventh Expansion option" shall be as defined pursuant to Section 4.1 of this Amended and Restated Lease.

                  (i) "Seventh Expansion Option Space" means approximately 5,037 rentable square feet, located on the tenth floor of the Building as shown by crosshatching on Exhibit D hereto.

                  (j) "Seventh Expansion Option Space Delivery Date" means a date occurring no later than one hundred and eighty (180) days after receipt of Seventh Expansion Option Space Notice from Tenant.

                  (k) "Seventh Expansion Option Space Commencement Date" means the earlier of (i) the date Tenant occupies all or any part of the Seventh Expansion option Space for the regular conduct of its business, or (ii) a date ninety
                       (90) days after the Seventh Expansion Option Space Delivery Date.

                  (l) "Seventh Expansion Option Space Improvement Allowance" means a present value amount when amortized with interest at a rate of 7% per annum on a monthly basis during the period from the Seventh Expansion Space Commencement Date through September 30, 1999, equals an annualized total of $4.00 per rentable square foot. For example, if at the time of the Seventh Expansion Option Space Commencement Date there remains thirty-three (33) months in the Term, then the Seventh Expansion Option Space Improvement Allowance shall be $10.04 per rentable square foot calculated as follows: a monthly payment of $.3333 ($4.00 divided by 12) times




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

                       the remaining 33 months in the Term with an annualized interest rate equal to 7%.

                  (m)  "Eighth Expansion option" shall be as defined pursuant to
                       Section 5.1 of this Amended and Restated Lease.

                  (n) "Eighth Expansion Option Space" means approximately 6, 000 useable square feet, located on the tenth floor of the Building as shown by crosshatching on Exhibit E hereto; or, in the event such space is not available, Eighth Expansion Option Space shall be defined as an area of not less than 3,000 useable square feet located on the eleventh floor of the Building as shown by crosshatching on Exhibit E(l) hereto. Within thirty (30) days after receipt of Tenant's Eighth Expansion Option Space Notice, Landlord shall provide notice to Tenant of the location available for Tenant's occupancy.

                  (o) "Eighth Expansion Option Space Delivery Date" means a date occurring no later than July 1, 1999.

                  (p) "Eighth Expansion option space Commencement Date" means the earlier of (i) the date Tenant occupies all or any part of the Eighth Expansion option Space for the regular conduct of its business, or (ii) October 1, 1999.

                  (q) "First Offer Space All shall mean that certain space located on the tenth (10th) floor of the Building as is shown crosshatched on Exhibit F.

                  (r) "First Offer Space B11 shall mean that certain space located on the eleventh (11th) floor of the Building as is shown crosshatched on Exhibit G.

                  (s)  "Contraction Right" shall be as defined pursuant to
                       Section 10.1 of this Amended and Restated Lease.

                  (t)  "Released Space" shall be as defined pursuant to Section
                       10.1 of this Amended and Restated Lease.

2.0      Replacement Definitions.

         2.1. Exhibit B, Sections 1.01 (d), (h) and (j) are deleted in their entirety and the following Sections (d), (h), (j), (m), (n),
                (o), (p), (q), (r), (s) and (t) are substituted therefor:

                (d) "Building" means the three buildings known collectively as Northstar Center (which consist of




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

                Northstar, Northstar East and Northstar West), bordered by Second Avenue South, Marquette Avenue South and South Seventh Street, in Minneapolis, Hennepin county, Minnesota; the land (whether leased or owned) on which the buildings are located; the bridges and tunnels connecting the Buildings with other buildings; and any additional real property located proximate to the Building that may be operated by Landlord from time to time in conjunction with the Building. The Building does not include the hotel or parking ramp adjacent to the Building, or any portions of the Building that may be conveyed separately from the Building by Landlord from time to time.

                (h) "Common Areas" means certain interior and exterior common and public areas located at the Building and in the Building as may be designed by Landlord for the nonexclusive use in common by Tenant, Landlord and other tenants, and their employees, guests, customers, agents and invitees. Common Areas include the underground tunnels and elevated bridges over public streets connecting the Buildings with other buildings; provided, however, that Landlord and the owners of such other building will have the right in their sole discretion to adopt rules and regulations relating to bridge and tunnel use.

                (j) "Expenses" means the aggregate of any and all costs (other than those expressly excluded below) incurred or accrued during each Fiscal Year according to generally accepted accounting principles for operating, managing, administering, equipping, securing, protecting, insuring, heating, cooling, ventilating, maintaining, decorating, inspecting, and providing water, sewer and other energy and utilities to, the Office Complex; management fees in an amount equal to 5% of Landlord's total revenue from the Building (provided that if Landlord elects to discontinue the services of a managing agent, Expenses will include, instead of management fees, administrative fees calculated in the same manner as management fees were calculated) ; fees and expenses (including reasonable attorney's fees) incurred in contesting the validity of any Laws that would cause an increase in Expenses; depreciation on personal property and moveable equipment which is or should be capitalized on Landlord's books, provided such is for a depreciation period recognized by generally acceptable accounting principles; occupancy costs associated with the Building management off ice, consisting of Base Rent costs plus the proportionate share of Expenses and Taxes attributable to such office; Capital Expenses made by reason of insurance requirements; and costs (whether capital or not) that are



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

                incurred in order to conform to changes subsequent to the date of the Lease in any Laws, or that are made by reason of insurance requirements, or that are intended to reduce Expenses or the rate of increase in Expenses (such costs will be charges to Expenses in annual installments over the useful life of the items for which such costs are incurred as recognized by generally acceptable accounting principles (in the case of items required by changes in Laws or insurance requirements), or over the period Landlord reasonably estimates (using generally acceptable accounting principles) that it will take for the savings in Expenses achieved by such items to equal their cost (in the case of items intended to reduce Expenses or their rate of increase) ; and in either case, with interest on the unamortized balance for each Fiscal Year, such costs are charged to Expenses, at an interest rate of 1% in excess of the average Prime Rate charged by Norwest Bank Minnesota, N.A., in effect during such Fiscal Year. Expenses will not include (1) mortgage principal or interest; (2) ground lease payments; (3) leasing commissions; (4) costs of advertising space for lease in the Building; (5) costs for which Landlord is reimbursed by insurance proceeds or from tenant of the Office Premises (other than such tenants' regular contributions to Expenses); (6) any depreciation, amortization or interest on capital expenditures (except as expressly provided above) ; (7) legal fees incurred for negotiating leases or collecting rents; (8) costs directly and solely related to the maintenance and operation of the entity that constitutes the Landlord, such as accounting fees incurred solely for the purpose of reporting Landlord's financial condition; (9) costs of operating, repairing or maintaining the parking facilities serving the Office Premises of the Project; (10) improvements, additions or alterations to the Project except as otherwise provided in the Lease; and (11) major structural repairs to the Project. For each Fiscal Year during the Term, the amount by which those Expenses that vary with occupancy (such as cleaning costs) would have increased had the Office Premises been 100% occupied and operational and had all standard services been provided to all tenants will be included in Expenses for such Fiscal Year.

                (m) "Office Premises" means the portion of the Building designated by Landlord from time to time as rentable office premises and a reasonable and proportionate allocation of the Land on which it is located.

                (n) "Office Common Areas" means that portion of the Common Areas designated from time to time by Landlord of the benefit of the Office Premises and a reasonable and





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


                proportionate allocation of the Land on which it is located.

                (o) "Office Complex" means the aggregate of the office Premises and the Office Common Area.

                (p) "Taxes" means the amount accrued during each Fiscal Year according to generally accepted accounting principles for that portion of the following items that is allocable to the Office Complex; all ad valorem real and personal property taxes and assessments, special or otherwise, levied upon, or with respect to, the office Complex, the personal property used in operating the Office Complex, and the rents and additional charges payable by tenant of the office Complex, and imposed by any taxing authority having jurisdiction; all taxes, levies and charges which may be assessed, levied or imposed in replacement of, or in addition to, all or any part of ad valorem real or personal property taxes or assessments as revenue sources (which assessments shall be paid over the longest period provided by law), and which in whole or in part are measured or calculated by or based upon the Office Complex, the leasehold estate of Landlord or the tenants of the Office Complex, or the rents and other charges payable by such tenants; capital and place-of -business taxes, and other similar taxes assessed relating to the office Complex; and any reasonable expenses incurred by Landlord in attempting to reduce or avoid an increase in Taxes, including, without limitation, reasonable legal fees and costs. Taxes will not include any net income taxes of Landlord. Tenant acknowledges that Taxes may increase during the Term.

                (q) "Retail Common Areas" means the portion of the Common Areas designated from time to time by Landlord for the benefit of the Retail Premises.

                (r) "Retail Complex" means the aggregate of the Retail Premises and the Retail Common Areas as each is designated by Landlord from time to time.

                (s) "Retail Premises" means that portion of the Building designated by Landlord from time to time as rentable retail and service premises.

                (t) "Laws" means any and all present or future federal, state or local laws, statutes, ordinances, rules, regulations or orders of any and all governmental or quasi-governmental authorities having jurisdiction."

        2.2. Exhibit B Sections 2.02 through 2.04 are deleted in their entirety and the following Sections substituted:




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

                  2.02 Occupancy Costs. Tenant agrees to pay Landlord, as Occupancy Costs, in the manner provided in Section
                           4.06 of the Lease for each Fiscal Year, Tenant's Share (as defined below) of Expenses and Taxes for such Fiscal Year.

                  2.03 Tenant's Share. Tenant's Share shall be deemed to be .04838 (4.838%) of all Expenses and Taxes of the Office Complex, subject to equitable adjustment for contraction and expansion of the Premises pursuant to this Amended and Restated Lease.

                  2.04 Square Feet in the Office Complex. Total square footage for the office complex is deemed to be 645,460 rentable square feet subject to equitable adjustment as otherwise provided in the Lease.

3.0      Addition of Sixth Expansion Space.

         3.1. Landlord hereby demises and leases to Tenant the Sixth Expansion Space, and Tenant hereby leases and accepts from Landlord the Sixth Expansion Space to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Amended and Restated Lease.

         3.2. The Sixth Expansion Space shall be added to the Premises for all purposes under the Lease as of the Sixth Expansion Space Delivery Date, except that Tenant's obligation to pay Annual Rent shall commence on the Sixth Expansion Space Commencement Date.

         3.3. The term for the lease of the Sixth Expansion Space shall commence on the Sixth Expansion Space Delivery Date, and shall end on the same day the Lease terminates.

         3.4. Subject to Section 3.5 of this Amended and Restated Lease, Annual Rent for the Sixth Expansion Space shall be equal to:

                  (a) $5.50 multiplied by the number of rentable square feet in the Sixth Expansion Space for each twelve month period, commencing on the Sixth Expansion Space Commencement Date, and ending September 30, 1999.

         3.5. Provided Tenant is not in default under the terms of the Lease, no Annual Rent on the Sixth Expansion Space shall be due and payable during the interval between the Sixth Expansion Space Delivery Date and the Sixth Expansion Space Commencement Date.



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

         3.6. Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and manner as rental payments are required by the Lease.

         3.7. Renewals -- The Sixth Expansion Space shall be subject to the same rights of renewal (if any) as are contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed a renewal of the Sixth Expansion Space.

         3.8. Default -- Any remedy exercised by Landlord arising from a default by Tenant under the Lease shall apply to the Sixth Expansion Space, and any default by Tenant of any term or condition contained in this Amended and Restated Lease shall be deemed to be a default under the Lease.

         3.9. Termination -- If the Lease terminates for any reason whatsoever, Tenant's right to occupy the Sixth Expansion Space shall terminate on the same date.

         3.10. Occupancy Costs -- Tenant shall pay as additional rent Occupancy Costs and Other Charges relating to the Sixth Expansion Space at the times and manner as other Occupancy Costs and Other Charges required by the Lease.

         3.11. Condition of Sixth Expansion Space -- Taking possession of all or any portion of the Sixth Expansion Space shall be conclusive evidence as against Tenant that the Sixth Expansion Space is in satisfactory condition on the date of taking possession, except for minor punchlist items which Landlord agrees to complete in a timely fashion. Except for Tenant's Work, Landlord shall, at its expense, supply the Sixth Expansion Space improved and finished to the extent described below which work shall be deemed "Landlord's Work":

                  (i) Remove all below ceiling improvements with demising walls taped and sanded to receive finishes;

                  (ii)  Floor prepared to receive building standard carpet;

                  (iii) Repair existing ceiling grid as necessary;

                  (iv) Building standard HVAC providing a constant air volume through two central air conditioning units distributed by four perimeter air conditioning units per floor that supply 1.25 cfm/sf, and ceiling mounted diffusers to be distributed to Tenant's plans that satisfy current fresh air exchange standards as specified in ASHRAE 62-89;

                  (v)   Install sprinklers to Tenant's plans;


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

                  (vi) Provide new Building standard ceiling tile, specified as
                       USG 708, stacked on the floor ready for Tenant's installation and a sufficient quantity of 21 x 21 fluorescent parabolic U-tube light fixtures (similar to the existing 21x 21 fluorescent parabolic U-tube fixtures) which, together with the existing 21x 21 fluorescent parabolic U-tube light fixtures, will equal a ratio of one fixture per 50 rentable square feet; and

                  Subject to the terms and conditions of Section 3.12 below, Tenant shall be responsible and pay for any work which is not designated "Landlord's Work" but which is desired by Tenant for occupancy hereinafter (hereinafter "Tenant's Work"). Tenant and Landlord agree that Landlord will perform Tenant's Work, and the cost of Tenant's Work shall be reimbursed pursuant to Section 3.13 below, in accordance with the plans and specifications approved by both Landlord and Tenant, which plans and specifications are dated April 12, 1994 and numbered 3893 and are attached hereto as Exhibit H ("Plans and Specifications"). Landlord and Tenant mutually appoint KM Builders (11KM11) as the general contractor to perform Tenant's Work, provided KM agrees that it shall - competitively bid all subcontracts in excess of Five Thousand and no/100 Dollars ($5,000) necessary to complete Tenant's Work (obtaining bids from a minimum of no less than three (3) subcontractors) in order to establish a fair and reasonable cost for construction. KM shall provide Tenant a copy of all subcontract bids, and Tenant's consent shall be required for the selection of said subcontractors; provided, however, such consent shall not be unreasonably withheld. Upon completion of Tenant's Work, and the disbursement of the Sixth Expansion Space Tenant Allowance, Landlord and KM shall provide Tenant a copy of the documents otherwise required in Section 4.12 below. Upon completion of Tenant's Work, Tenant shall prepare a punch list of items which are defective or improperly installed and Landlord shall diligently proceed to repair or replace such punch list items. Tenant shall have the right to prepare a second punch list within thirty (30) days after the Sixth Expansion Space Commencement Date of items which are defective or improperly installed and Landlord shall diligently proceed to repair or replace such punch list items.

         3.12. Sixth Expansion Space Improvement Allowance -- Subject to compliance with the terms and conditions of the Lease, Landlord shall contribute a credit against the cost of construction and completion of Tenant's Work in an amount equal to the Sixth Expansion Space Improvement Allowance.



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



                  In the event the actual costs and expenses of constructing the Sixth Expansion Space exceed the Sixth Expansion Space Improvement Allowance ("Additional Costs"), and except as otherwise herein provided, Tenant shall escrow the Additional Costs necessary to satisfy the construction contract plus the costs of any change order requested by Tenant. Should Tenant not have fully expended the Sixth Expansion Space Improvement Allowance upon completion of construction of the Premises, Landlord shall credit such difference to Tenant's payment of Annual Rent due and owing Landlord for the period commencing October 1, 1994. Notwithstanding anything contained herein to the contrary, should Landlord perform any of Tenant's Work other than the improvements shown on Tenant's Plans and Specifications for the Sixth Expansion Space; or if Tenant requests or provides Landlord written consent and Landlord performs other work or supplies materials or equipment on behalf of Tenant, then Tenant shall pay Landlord the direct cost thereof plus, in the event Landlord is not the general contractor, a coordination fee equal to two percent (2%) of such costs. Except as otherwise provided in this Section, Tenant shall not be required to pay Landlord a coordination fee for the initial construction of improvements to the Sixth Expansion Space.

         3.13. Sixth Expansion Space Additional Improvement Allowance -- Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Sixth Expansion Space Additional Improvement Allowance. The Sixth Expansion Space Additional Improvement Allowance shall be used to defer Tenant's costs and expenses for design, architectural and engineering fees incurred for construction of the Sixth Expansion Space. Within thirty (30) days after request from Tenant, Landlord shall pay to Tenant the Sixth Expansion Space Additional Improvement Allowance provided Tenant has submitted to Landlord, paid invoices totaling the amount requested by Tenant. In the event that Tenant's expenditures for such design, architectural and engineering fees to the Sixth Expansion Space are more than the Sixth Expansion Space Additional Improvement Allowance, such additional costs shall be the sole responsibility of Tenant. In the event that Tenant's expenditures for such design, architectural and engineering fees to the Sixth Expansion Space are less than the Sixth Expansion Space Improvement Allowance, Landlord shall credit such difference to Tenant's payment of Annual Rent due and owing Landlord for the period commencing October 1, 1994. In the event Landlord fails to pay Tenant all or any portion of the Sixth Expansion Space Additional Improvement Allowance as




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

                  required by this Section, Tenant shall have the right to offset such amount against the Annual Rent next due and owing Landlord.

4.0      New Expansion Option -- Seventh Expansion Option Space

         4.1. Tenant shall have an option ("Seventh Expansion option") to add to the Premises the Seventh Expansion option Space. The Seventh Expansion Option shall be exercised, if at all, upon no less than six (6) months prior written notice from Tenant to Landlord given not earlier than March 1, 1995 nor later than October 1, 1996 (such notice is hereinafter referred to as the Seventh Expansion Option Space Notice").

         4.2. If Tenant gives Landlord the Seventh Expansion Option Space Notice, the Seventh Expansion Option Space shall be added to the Premises as of the Seventh Expansion Option Space Delivery Date. Landlord agrees to provide no less than thirty (30) days prior written notice to Tenant as to when such Seventh Expansion Option Space Delivery Date will occur. The Seventh Expansion Option Space shall be added to the Premises for all purposes under the Lease as of the Seventh Expansion Option Space Delivery Date, except that Tenant's obligation to pay Annual Rent shall commence on the Seventh Expansion Option Space Commencement Date.

         4.3. The term for the lease of the Seventh Expansion option Space shall commence on the Seventh Expansion Option Space Delivery Date, and shall end on the same day the Lease terminates.

         4.4. Subject to the provisions of paragraph 4.5 of this Amended and Restated Lease, Annual Rent for the Seventh Expansion Space shall be equal to:

                  (a) $5.50 multiplied by the number of rentable square feet in the Seventh Expansion Option Space for each twelve month period commencing on the Seventh Expansion Space Commencement Date, and ending September 30, 1999.

         4.5. Provided Tenant is not in default under the terms of the Lease, no Annual Rent on the Seventh Expansion option Space shall be due and payable during the interval between the Seventh Expansion Option Space Delivery Date and the Seventh Expansion Option Space Commencement Date.

         4.6. Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and manner as rental payments are required by the Lease.



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
         4.7. Renewals -- The Seventh Expansion Option Space shall be subject to the same rights of renewal (if any) contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed a renewal of Seventh Expansion Option Space.

         4.8. Default -- Any remedy exercised by Landlord arising from a default by Tenant under the Lease shall apply to the Seventh Expansion Option Space, and any default by Tenant of any term and condition contained in this Amended and Restated Lease shall be deemed to be a default under the Lease.

         4.9. Termination -- If the Lease terminates for any reason whatsoever, Tenant's right to occupy the Seventh Expansion Option Space shall terminate on the same date.

         4.10. Occupancy Costs -- Tenant shall pay as additional rent Occupancy Costs and Other Charges relating to the Seventh Expansion Option Space at the times as other Occupancy Costs and Other Charges are required by the Lease.

         4.11.    Condition of Seventh Expansion Option Space -- Subject to
                  Section 4.12, Tenant shall take the Seventh Expansion Option Space in "as-is" condition, and no Landlord's Work shall be required in respect thereto. Tenant may, at any time after the Seventh Expansion option Space Delivery Date, at its sole cost and expense construct improvements to the Seventh Expansion Option Space pursuant to plans approved by Landlord, subject to all applicable provisions of the Lease.

         4.12. Seventh Expansion Option Space Improvement Allowance -- Subject to compliance with the terms and conditions of this Section, Landlord shall pay to Tenant the Seventh Expansion Option Space Allowance for construction and completion of Tenant's Work. Upon final completion of all of Tenant's Work, Tenant shall submit to Landlord (a) a copy of the final unqualified certificate of occupancy for the Seventh Expansion option space (b) a sworn affidavit from Tenant reasonably acceptable to Landlord stating (i) in reasonable detail the actual direct costs paid by Tenant for construction and completion of Tenant's work, (ii) the names and addresses of all designers, contractors, subcontractors or suppliers in respect of Tenant's Work and (iii) that all of the person identified in clause (b)(ii) have been paid in full, and (c) full mechanic's lien waivers from each person identified in clause (b)(ii). Within thirty (30) days after receipt of all such items, Landlord shall pay the Seventh Expansion Option Space Improvement Allowance to Tenant. In the event Landlord fails to pay Tenant all or any portion of the Seventh Expansion Space Additional Improvement Allowance as required by this Section, Tenant shall have the right to offset such amount against the Annual Rent next due and owing Landlord.

5.0      New Expansion Option - Eighth Expansion Option Space

         5.1. Provided Tenant has exercised its Seventh Expansion option pursuant to Section 4.0, and Option to Extend pursuant to
                  Section 6.0, Tenant shall have an option ("Eighth Expansion Option") to add to the Premises the Eighth Expansion Option Space. The Eighth Expansion option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than October 1, 1998 (such notice is hereinafter referred to as the Eighth Expansion option Space Notice").

         5.2. If Tenant gives Landlord the Eighth Expansion option Space Notice, the Eighth Expansion Option Space shall be added to the Premises as of the Eighth Expansion option Space Delivery Date. The Eighth Expansion Option Space shall be added to the Premises for all purposes under the Lease as of the Eighth Expansion option Space Delivery Date, except that Tenant's obligation to pay Annual Rent shall commence on the Eighth Expansion Option Space Commencement Date.

         5.3. The term for the lease of the Eighth Expansion option Space shall commence on the Eighth Expansion Option Space Delivery Date, and shall end on the same day the Lease terminates.

         5.4. Subject to the provisions of paragraph 5.5 of this Amended and Restated Lease, Annual Rent for the Eighth Expansion Space shall be equal to Market Rent as determined pursuant to
                  Section 7.0 below.

         5.5. Provided Tenant is not in default under the terms of the Lease, no Annual Rent on the Eighth Expansion option Space shall be due and payable during the interval between the Eighth Expansion Option Space Delivery Date and the Eighth Expansion Option Space Commencement Date.

         5.6. Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and manner as rental payments are required by the Lease.

         5.7. Renewals -- The Eighth Expansion Option Space shall be subject to the same rights of renewal (if any) as are contained in the Lease, and any renewal of the Lease in accordance therewith shall be deemed a renewal of Eighth Expansion Option Space.

         5.8. Default -- Any remedy exercised by Landlord arising from a default by Tenant under the Lease shall apply to the Eighth Expansion option Space, and any default by Tenant of any term and condition contained in this Amended and Restated Lease shall be deemed to be a default under the Lease.

         5.9. Termination -- If the Lease terminates for any reason whatsoever, Tenant's right to occupy the Eighth Expansion Option Space shall terminate on the same date.

         5.10. Occupancy Costs -- Tenant shall pay as additional rent Occupancy Costs and other Charges relating to the Eighth Expansion Option Space at the times and manner as other Occupancy Costs and Other Charges required by the Lease.

         5.11. Condition of Eighth Expansion Option Space -- Tenant shall take the Eighth Expansion Option Space in "as-is" condition, and no Landlord Work shall be required in respect thereto. Tenant may, at any time after the Eighth Expansion Option Space Delivery Date, at its sole cost and expense construct improvements to the Eighth Expansion Option Space pursuant to plans approved by Landlord, subject to all applicable provisions of the Lease.

6.0      Tenant's Option to Extend

         6.1. Landlord hereby grants to Tenant the option to extend the Term upon the terms and conditions set forth in this Section 6.0 provided:

                  (a) Tenant is not in default under this Lease at the time such option is exercised or at the commencement of the extended Term; and

                  (b) Tenant delivers to Landlord, no later September 30, 1998 written notice exercising its option to extend the Term. If Tenant fails to give such notice, Tenant shall have waived its right to extend the Term, and this option to extend the Term shall thereupon terminate.

         6.2.     With respect to the extended Term:

                  (a) Annual Rent shall be equal to Market Rent as determined pursuant to Section 7.0 below, provided however, in the event Tenant's Premises equal or exceed 25,000 rentable square feet at the commencement of the extended Term, Annual Rent shall equal to ninety percent (90%) of such Market Rent.

                  (b) The extended Term shall be five (5) years, commencing upon the expiration of the original Term with no further right of renewal;

                  (c) the other terms and conditions of the renewal lease shall be as set out in this Lease.

         6.3. Documentation -- Landlord and Tenant shall execute and deliver appropriate documentation to evidence extension of the Term and the terms and conditions of the renewal lease.

         6.4.     Non-Severability -- The rights of Tenant under this Section
                  6.0 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

7.0      Market Rent Determination

         7.1. Market Rent -- "Market Rent" means the market net rental rate for the premises in question with respect to the time period in question, taking into account all pertinent factors including but not limited to the then existing condition of the Premises (i.e. as-is condition) , the market rent for lease renewals versus new leases, the presence or absence of tenant inducements and/or allowances typically provided in the downtown Minneapolis market for comparable office space, the term in question, the size and creditworthiness of tenant, and assuming the Landlord to be a prudent person willing to lease, but being under no compulsion to do so, and assuming the Tenant to be a prudent person willing to lease, but being under no compulsion to do so. Market Rent shall be paid as Annual Rent under this Lease, in addition to all other sums payable as Rent by Tenant under this Lease. Whenever Annual Rent under this Lease is based on Market Rent, Landlord shall initially determine the Market Rent for the area in question and shall thereupon give Tenant notice ("Landlord's Notice") of such determination and of the amount of Annual Rent for the space as to which Market Rent is applicable. Landlord shall provide Tenant its determination of Market Rent within thirty
                  (30) days after Tenant exercises any renewal right or expansion option to which Market Rent is applicable.

         7.2.     Disagreement on Market Rent.

                  (a) If Tenant does not agree with Landlord's determination of Market Rent, Tenant shall give notice to Landlord of such disagreement

                       ("Disagreement Notice") within twenty (20) days ("Disagreement Notice Period") after receipt of Landlord's Notice. If Tenant fails to give a Disagreement Notice for any reason, then Tenant shall be bound by Landlord's determination of Market Rent. If Tenant does provide Landlord with such Disagreement Notice, Tenant shall include in its Disagreement Notice the reasons for such disagreement and Tenant's determination of Market Rent for the Premises using the same factors as described in Section 7.1 above.

                  (b) If Tenant gives Landlord a Disagreement Notice within the Disagreement Notice Period, each party will choose a person with at least five (5) years experience as a real estate appraiser in the Minneapolis Metropolitan Area who shall be a member in good standing of the American Institute of Real Estate Appraisers (or successor organization or, if no such organization exists, then persons of similar professional qualifications), with the designation M.A.I., and shall have had no business or professional relationship with the party designating that person within the prior two (2) years. Each party will give notice of the name and address of such person to the other within ten (10) days after Tenant delivers the Disagreement Notice. Those two (2) appraisers shall within five (5) days after designation select a third appraiser with the same credentials, who shall not have had any business or professional relationship with either party during the prior three (3) years. The three (3) appraisers (singularly, the "Expert" and collectively, the "Experts") shall make a determination of Market Rent as expeditiously as possible thereafter and in any event within thirty (30) days after the selection of the third Expert. The determination of the Experts shall be made as follows:

                       (i) Each party shall promptly submit to the Experts all information deemed relevant by that party in the determination by the Experts of Market Rent (including disclosure by Landlord of the three most recent leases for one floor or more executed by Landlord with tenants in the Building), and each Expert will independently determine the Market Rent and then all will meet and contemporaneously disclose to the others their, respective determinations.

                      (ii) If neither the highest nor the lowest determination differs from the middle determination by more than ten percent (10%) of such middle determination, then the Market Rent shall be the average of all three determinations.

                      (iii) If subparagraph (ii) does not apply, then the
                            Market Rent shall be the average of the two determinations closest by dollar amount.

                      (iv) The Experts shall promptly notify Landlord and Tenant of each of their separate determinations and the resulting Market Rent. In the absence of notice from Tenant rescinding the prior exercise, the determination of Market Rent as set forth above shall be final, binding and conclusive upon Landlord and Tenant and may be confirmed by either party by application to any Court having jurisdiction thereof.

                 (c) From and after the determination of Market Rent based on this Article 7.0, Tenant shall pay Annual Rent for the applicable space at the Market Rent, and within thirty
                       (30) days after Landlord and Tenant receive notice of such determination of Market Rent, if Tenant has been obligated to pay Annual Rent at the rate designated by Landlord for space that is subject to a Market Rent determination, Tenant shall pay to Landlord the amount of any underpayment, or Landlord shall refund to Tenant the amount of any overpayment (or credit the same to the next Rent payments due, at Landlord's option), as the case may be.

                 (d) Each party will pay any and all fees and expenses incurred in connection with such party's Expert and the fees and expenses for the third Expert will be borne equally by the parties except that if the annual Rent resulting from any determination under this Article 7.0 is equal to or greater than ninety-five percent (95%) of the amount of Annual Rent set forth in Landlord's Notice to

                       Tenant, then Tenant shall pay all fees and expenses of all three of the Experts and if the Annual Rent is less than or equal to eighty percent (80%) of the amount of Annual Rent set forth in Landlord's Notice to Tenant, then Landlord shall pay all fees and expenses of all three of the experts.

8.0      Right of First Offer Space A

         8.1. Right of First Offer. Landlord shall give Tenant written notice of the availability of First offer Space A whenever First Offer Space A first becomes available to Landlord for releasing upon expiration of the existing lease (including any extension thereof agreed to between Landlord and the existing tenant), or the earlier termination thereof, if any, for First offer Space A. The notice shall set out the Annual Rent (Landlord's determination of Market Rent) for that First Offer Space A. Tenant shall have the right to lease the First Offer Space A upon the terms and conditions set out in this Section
                  8.0 if:

                  (a)  Tenant is not in default under this Lease,

                  (b) the tenant, its assigns or subtenants (if any) in possession of all or part of the First Offer Space A has no desire to remain in possession and enter into a lease with Landlord,

                  (c) other tenants in the Building with present rights to lease all or part of the First Offer Space A have no desire to enter into a lease with Landlord,

                  (d) the remaining Term on Tenant's existing Lease for the Premises is for no less than two (2) years at the commencement of the extended Term; and

                  (e) Tenant delivers to Landlord written notice exercising its right to lease the First Offer Space A within ten (10) days of receipt of Landlord's notice of availability of that First Offer space A; and

                  (f) in the event Tenant exercises its right to lease the First Offer Space A, then Tenant's Eighth Expansion Option shall be limited to that square footage not otherwise included in the First Offer Space A; provided, however, Tenant shall have, at its election, the right to exercise its Eighth Expansion Option to the entire Eighth Expansion Option Space pursuant to Section 5.0 above at the time Tenant receives Landlord's notice described in subsection 8.1(e) above.

If Tenant fails to exercise its right to lease the First Offer Space A, then Tenant shall have no further right to lease the First Offer Space A under this
Section 8.0 until six (6) months have passed; provided, however, if Landlord agrees to lease the First offer Space A to any prospective third party tenant at Market Rent that is equal to or greater than ten percent (10%) less than the Market Rent offered to Tenant, then Landlord shall be required to re-offer in writing the First Offer Space A to Tenant, and Tenant shall have an additional ten (10) days after receipt of such re-offer to either accept or reject the First Offer Space A upon the same terms and conditions offered to the prospective third party tenant.

         8.2. Terms. A lease of space under this Section 8.0 shall contain the following:

                  (a) Annual Rent shall be determined pursuant to Section 8.1 above;

                  (b) Occupancy Costs shall be determined in accordance with this Lease;

                  (c) Commencement Date for the lease of First Offer (Space A) shall be the later of the date the First Offer (Space A) becomes available to Landlord for releasing or sixty (60) days after notice from Landlord that the First Offer Space A is available;

                  (d) Term shall end on the expiration or earlier termination or this Lease, subject to the same option to extend (if any) as this Lease;

                  (e) Tenant shall take the space in an "as-is" condition with all improvements to be Tenant's responsibility at Tenant's cost;

                  (f) the other terms and conditions shall be as set out in this Lease.

         8.3. Documentation. Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those instruments Landlord may request to evidence any lease of space under this Section 8.0.

         8.4. Non-Severability. The rights of Tenant under this Section 8.0 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

9.0      Right of First Offer Space B

         9.1. Right of First Offer. Landlord shall give Tenant written notice of the availability of First Offer Space B whenever First offer Space B first becomes available to Landlord for releasing after expiration or earlier termination of the existing lease, if any, for First Offer Space B. The notice shall set out the Annual Rent (Landlord's determination of Market Rent] for that First Offer Space B. Tenant shall have the right to lease the First Offer Space B upon the terms and conditions set out in this section 9.0 if:

                  (a)  Tenant is not in default under this Lease,

                  (b) the tenant or subtenant in possession of all or part of the First Offer Space B has no desire to remain in possession and enter into a lease with Landlord,

                  (c) other tenants in the Building with present or future rights to lease all or part of the First Offer Space B have no desire to enter into a lease with Landlord,

                  (d) the remaining Term on Tenant's existing Lease for the Premises is for no less than two (2) years at the commencement of the extended Term; and

                  (e) Tenant delivers to Landlord written notice exercising its right to lease the First Offer Space B within ten (10) days of receipt of Landlord's notice of availability of that First offer Space B; and

                  (f) in the event Tenant exercises its right to lease the First Offer Space B, then Tenant's Eighth Expansion Space shall be limited as described in subsection 8.1(f) above; provided, however, Tenant shall have the right to exercise its Eighth Expansion Option, as described in such subsection, at such time as Tenant receives Landlord's notice described in subsection 9.1(e) above.

                  If Tenant fails to exercise its right to lease the First Offer Space B, then Tenant shall have no further right to lease the First Offer Space B under this Section 9.0 until six (6) months have passed; provided, however, if Landlord agrees to lease the First Offer Space B to any prospective third party tenant at Market Rent that is equal to or greater than ten percent (10%) less than the Market Rent offered to Tenant, then Landlord shall be required to re-offer in writing the First Offer Space B to Tenant, and Tenant shall have an additional ten (10) days after receipt of such re-offer to either accept or reject the First Offer Space B upon the same terms and conditions offered to the prospective third party tenant.

         9.2. Terms. A lease of space under this Section 9. 0 shall contain the following:

                  (a) Annual Rent shall be determined pursuant to Section 9.01 of this Amended and Restated Lease;

                  (b) Occupancy Costs shall be determined in accordance with this Lease;

                  (c) Commencement Date for the lease of First Offer Space B shall be the later of the date the First Offer Space B becomes available to Landlord for releasing or sixty (60) days after notice from Landlord that the First Offer Space B is available;

                  (d) Term shall end on the expiration or earlier termination or this Lease, subject to the same option to extend (if any) as this Lease;

                  (e) Tenant shall take the space in an "as-is" condition with all improvements to be Tenant's responsibility at Tenant's cost;

                  (f) the other terms and conditions shall be as set out in this Lease.

         9.3. Documentation. Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those instruments Landlord may request to evidence any lease of space under this Section 9.0.

         9.4. Non-Severability. The rights of Tenant under this Section 9.0 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

10.0     Tenant's Contraction Right

         10.1. Tenant shall have the right but not the obligation to reduce the Premises ("Contraction Right"), by an amount not to exceed 20,000 rentable square feet ("Released Space") as of September 30, 1997 (the "Contraction Date"), on the following terms and conditions:

                  (a) Tenant provides Landlord with written notice on or before September 30, 1996, of its election to exercise its Contraction Right. Such notice shall describe the amount and location of the Released Space. If Tenant fails to give such notice, then Tenant shall have waived its Contraction Right and this Contraction Right shall thereupon terminate; and

                  (b) Tenant is not in default under the Lease either at the time of the notice or on the Contraction Date; and

                  (c)  Tenant shall have the obligations as set forth in Article
                       12.00 of the Lease in connection with the Released Space as if there had been a termination under the Lease; and

                  (d) Any Released Space shall be located on a single floor, be in a regular configuration and have reasonable and legal access to the core facilities, services and systems of the Building so that Landlord shall have the ability to market and lease the release Space to any prospective tenant. Within ten (10) days after receipt of an invoice from Landlord, Tenant shall pay for all reasonable construction costs associated with returning the Released Space to a marketable configuration including the cost to construct demising walls (taped and sanded) and separation of electricity; and

                  (e) The Released Space shall be an area of not greater than 20,000, nor less than 5,000 rentable square feet; provided, however, the total amount of Released Space shall be evenly divisible by a factor of 5,000; and

                  (f) On the Contraction Date, Tenant shall pay Landlord the unamortized cost of tenant inducements on the Released Space for the remaining thirty three months of the Term, including interest at a rate of 9%, which shall equal the unamortized cost of improvements to the 31,227 rentable square feet contained in the initial Premises blended with the unamortized cost of improvements to the Seventh Expansion Option Space, if any. Landlord and Tenant stipulate that (x) the cost of improvements to the initial Premises was $449,701; and as of the Contraction Date, the unamortized cost for such improvements equals approximately $202,815 or $6.49 per rentable square foot, and (y) the cost of improvements for the 5,037 rentable square feet contained in the Seventh Expansion Option Space shall equal the amount described in subsection 1.2(l) above; and as of the Contraction Date, the unamortized cost for such improvements equals approximately $7.49 per rentable square foot. By way of example, if Tenant fails to exercise its Seventh Expansion option Space, then on the Contraction Date, Tenant shall pay Landlord an amount equal to $6.49 times the rentable square feet contained in the Released Space. If Tenant exercises its Seventh Expansion Option, then the unamortized cost of the Released Space shall equal (i) the unamortized cost of the Premises which equals $202,815, (ii) plus, the unamortized portion of the Seventh Expansion option Space which equals $37,742 as of September 30, 1997, (iii) divided by the total rentable square feet (which equals 36,324 under this example), (iv) equaling a blended total of $6.63 times the rentable square feet contained in the Released Space.

                  Notwithstanding anything contained herein to the contrary, in the event Tenant elects to exercise its Contraction Right pursuant to this Section 10.0, any unexercised expansion rights granted Tenant under the Lease shall terminate and shall be considered null and void and of no further force and effect.

         10.2. Documentation. Within fifteen (15) days of receipt from Landlord, Tenant shall execute and deliver to Landlord those instruments Landlord may request to evidence the release of space under this Section 10.0.

         10.3. Non-Severability. The rights of Tenant under this Section 10.0 shall not be severed from this Lease or separately sold, assigned, or otherwise transferred, and shall expire on the expiration or earlier termination of this Lease.

11.0     ADA Compliance

         11.1. Section 5.02 of the Lease is hereby amended and the following language shall be added thereto:

                  "Notwithstanding anything to the contrary contained in this
                  Section 5.02, Tenant shall not be responsible for any actions or causes of actions regarding the Americans' with Disabilities Act (the "ADA") for any condition outside the Premises; or any change required of any base building system; or structural change to the Premises not otherwise resulting from Tenant's specific use, plan, or design of the Premises; or which would otherwise be the obligation of the Landlord under this Lease. Nothing herein shall prohibit Landlord from including such cost and expense incurred to comply with the ADA as a portion of occupancy Costs. Landlord agrees that any increase in occupancy Costs incurred as a direct result of such ADA compliance shall be limited to $30,000.00 (the "Cap") per Fiscal Year. Provided, however, in the event the actual increase in occupancy Costs as a direct result of such compliance is greater than the Cap, such excess shall be added to the following years succeeding Cap; provided that such Cap in any successive year shall not exceed $30,000.00." Notwithstanding anything contained in this Section 11.1 to the contrary, Landlord shall, at its sole cost and expense, be responsible for installing a separate unisex bathroom on the third and tenth floors in compliance with the ADA.

12.0     Tenant's Right to Audit

         12.1. Section 4.06 of the Lease is hereby amended and the following language shall be added thereto:

                  "Tenant shall have the right, but not more than once each Fiscal Year, to have conducted by a nationally recognized accounting firm an audit performed in accordance with generally accepted accounting principles of all operating Costs (as that term is described in Section 2.00 of Exhibit B) which audit shall be conducted at Landlord's offices; provided, however, Tenant shall perform such audit at its sole cost and expense and shall give Landlord at least thirty (30) days' prior written notice of its intent to perform such an audit. If the results of any such audit show that Landlord's statement of Tenant's Occupancy Costs (excluding Taxes) have been overstated by more than four percent (0), Landlord shall bear all such reasonable costs incurred by Tenant as a direct result of such audit."

13.0     HVAC, Utilities and Additional Services

         13.1. The Standard Building HVAC System described in Section 3.11(iv) is designed to provide temperatures to the Premises in the range of 68 to 76 degrees Fahrenheit during the hours of 7:30 a.m. to 6:00 p.m., Monday through Friday, and 7:30 a.m. to 1:00 p.m. on Saturdays.

         13.2. Landlord shall have the right, at Landlord's election to require Tenant, at Tenant's cost, to separately meter the utilities to the Premises (including any additions pursuant to this Amended and Restated Lease). Landlord shall have the right to either require Tenant to pay the billing utility company directly and/or to require Tenant to pay the cost of the utility to Landlord as Additional Rent, in addition to, and not in lieu of, the Annual Rent due under Article 16.0 below. In the event Landlord elects to have Tenant pay any utility bill directly to the billing utility company and Tenant fails to pay such utility bill, Landlord shall have the right, after written notice to the Tenant, to pay such utility bill on Tenant's behalf and require Tenant to pay the cost thereof as Additional Rent pursuant to the terms of this
                  Section 13.2. Tenant's failure to pay any utility expense required hereunder shall be deemed a default of amounts due and payable under the terms and conditions of this Amended and Restated Lease.

         13.3. Section 6.05 of the Lease is hereby amended and the following language shall be added thereto:

                  "At the current time, Landlord's charges for after-hours HVAC services in the Building (per floor or partial floor) are $25.00 per hour for cooling plus $5.00 per hour for heat or fans.

14.0     Non-disturbance

         14.1. Section 17.05 of the Lease is hereby amended and the following language shall be added thereto:

                  "Landlord agrees that it shall deliver to Tenant, within thirty (30) days after receipt by Tenant of a fully-executed copy of this Amended and Restated Lease, a non-disturbance agreement in a form which is substantially equivalent in form and content to the non-disturbance agreement attached hereto as Exhibit I, from its current mortgagees of the Building."

15.0     Term

         15.1. Section 3.01 of the Lease is hereby amended such that the Term of Lease for the initial Premises, including any and all additional space added thereto pursuant to any amendment of Lease, shall be extended by five (5) years. Unless terminated earlier as provided in the Lease, the Lease shall expire on September 30, 1999.

16.0     Annual Rent

         16.1. Section 4. 01 of the Lease is hereby amended and the following language shall be added thereto:

                  "Tenant shall pay to Landlord as Annual Rent for the Premises for the period commencing October 1, 1994 through September 30, 1999 the sum of $5.50 per rentable square foot payable in accordance with the terms and conditions of this Section 4.01."

17.0     Assignment and Subletting

         17.1.    Notwithstanding anything contained to the contrary in Section
                  23.3 of the Lease, Landlord's consent to an assignment or sublease of the Premises, shall not be withheld provided that:

                       (i) Tenant is not in default beyond any applicable cure period under the terms and conditions of the Lease or this Amended and Restated Lease on either the date Tenant requests such transfer or the date of the transfer;

                       (ii) Such assignee or sublessee is of a quality and character consistent with other tenants in the Office Complex;

                       (iii) Such assignee or sublessee is not a tenant in the Building at the time such assignment or sublease is requested; and

                       (iv) Tenant remains liable under the terms and conditions of the Lease and this Amended and Restated Lease.

18.0     Condition of Existing Space

         18.1. With respect to the 24,937 rentable square feet of the Premises located on the tenth (10th) and third (3rd) floors of the Building and which Tenant is presently occupying, Landlord agrees, at its sole cost and expense to provide the following alterations :

                       (i) Install heat pump cooling unit and thermostat in one office located on the third floor;

                       (ii) Install sprinklers to existing floor plan for third floor; and

                       (iii) Provide air balancing to existing Premises located on tenth floor.

                  Such additional work shall be completed by Landlord on or before October 1, 1994, or, at such later date as it mutually agreed to by both parties.

19.0     Parking

         During the Term, Landlord will make available to Tenant at Tenant's expense twenty (20) parking contracts in the Building; of which no more than 18% of the total parking spaces leased by Tenant shall be in the heated section of the parking ramp. The parking spaces will be for the sole use of Tenant. The parking contract shall be on the parking manager's standard parking contract and at the monthly rental rate from time to time in effect (currently $173.00 per month for non-heated and $191.00 per month for heated parking). on or before September 1, 1994, Tenant shall notify Landlord of the total number of parking contracts Tenant desires to enter into. Upon Tenant entering into such contracts, Landlord shall be deemed to have complied with this Section 19.0 and shall have no further obligation with respect thereto. In the event Tenant fails to notify Landlord on or before September 1, 1994 of the number of parking contracts Tenant would like to enter into, Tenant shall be deemed to have waived such right and Landlord shall have no further obligation to reserve such parking contracts for Tenant's use. Notwithstanding anything contained herein to the contrary, provided Tenant has not exercised its Contraction Option pursuant to Section
         10.0 above, Landlord agrees that it shall allocate further parking rights of one (1) parking contract per 2,000 rentable square feet of additional space added to the Premises in the event Tenant exercises any expansion rights provided under this Amended and Restated Lease.

20.0     Storage

         Landlord will make available to Tenant approximately 1, 600 rentable square feet of storage space in the area generally designated as Suite #B-93B located on the basement level of the Building, to be leased f or periods of one year each, which storage space shall be renewable upon each succeeding anniversary date of the Sixth Expansion Space Commencement Date. Rent on the storage space for the first year, commencing on the Sixth Expansion Space Commencement Date and continuing until the first anniversary of the Sixth Expansion Space Commencement Date, shall equal $10.00 per rentable square foot payable in equal monthly installments pursuant to the terms and conditions of this Amended and Restated Lease. Within 30 days prior to each anniversary date of the Sixth Expansion Space Commencement Date, Landlord shall provide Tenant notice of any change in Rent for such storage space. In the event that Landlord fails to provide Tenant written notice of any such storage space Rent increase as required herein, Rent f or such storage space shall equal the amount paid during the previous year. In the event Tenant elects to terminate its occupancy of the storage space, Tenant shall provide Landlord written notice of such termination at least 10 days prior to the respective anniversary date at the Sixth Expansion Space Commencement Date. In the event that Tenant fails to provide such written notice of termination as required herein, then such storage space shall be deemed renewed for an additional year.

21.0     Pet Policy

         Provided Tenant is not in violation of any applicable City ordinances and/or codes, Tenant shall have the right to bring one (1) pet per week to each of the third and tenth floor Premises leased by Tenant. Tenant shall be required to use only the service elevator or freight elevator to transport such pets and must refrain from transporting pets during such service elevator's peak hours of operation. Such pet policy shall not result in undue clean-up or wear and tear in the Premises or Building, or become a nuisance to other tenants or visitors in the Building. Tenant shall be responsible for the cost of any repair to damage or clean-up as a result of such pet use. Landlord shall provide Tenant written notice of any violation of this Section by Tenant or its employees. In the event Landlord provides written notice to Tenant of three violations during any consecutive twelve month period, Landlord shall have the right to cancel such policy.

22.0     Tenant Identification

         Tenant's corporate name shall appear on the directory board of the East Building lobby with up to ten (10) individual names. Landlord shall bear all reasonable costs associated with this directory listing.

23.0     Estoppel

         Landlord and Tenant shall, at any time and from time to time on not more than twenty (20) days' written notice from the other, execute and deliver to the requesting party a written statement substantially in form of Exhibit H ("Estoppel Certificate"). Either parties failure to execute and deliver the Estoppel Certificate within said twenty (20) day period shall be deemed to make conclusive and binding upon such party the statements contained in the Estoppel Certificate as true and correct, without exception.

24.0     Asbestos Abatement

         Landlord shall be responsible, at its sole cost and expense
         (including any management costs), for the removal of all asbestos contained in any portion of the Premises which is otherwise in violation of any federal, state, municipal or local law, ordinance, rule of regulation; or which is otherwise included in Landlord's asbestos abatement plan for the Building. Landlord and Tenant acknowledge the presence of asbestos containing materials in the third and tenth floor mechanical rooms in the Building, and that Landlord is undertaking an asbestos removal or containment policy in portions of the Building. To the best of Landlord's knowledge the asbestos contained in the third and tenth floors mechanical rooms is not otherwise in violation of any federal, state, municipal or local law, ordinance, rule or regulation. Tenant may request Landlord to perform asbestos air monitoring tests in the tenth floor Premises, at Landlord's sole cost and expense, during construction projects on the tenth floor, or in the absence of such construction projects no more than once per year. In the event that the results of any such test discloses air borne asbestos particles in excess of standards permitted by federal, state, municipal or local law, ordinance, rule or regulation, Landlord shall diligently undertake remedial procedures necessary to ensure the air quality in the Premises complies with the permitted levels specified in any such laws, ordinances, rules or regulations. Upon remediation, Landlord shall provide Tenant written notice of such remediation and Tenant shall have the right to request such additional air monitoring tests necessary to ensure compliance as described in this Article.

25.0     Security

         Landlord provides twenty-four (24) hour security to the Building. Tenant shall have the right to request Landlord's security personnel to escort its employees, agents or invitees to the parking ramp or to other portions of the Building. Tenant shall make such request through the Building's central operations, and such security personnel shall respond to such request in an efficient manner.

26.0 Except as herein specified, supplemented and amended, the Lease shall remain in full force and effect.

27.0 The execution of this Amended and Restated Lease shall be subject to the approval of the partners comprising Landlord, if Landlord at the time of its execution is a partnership and, if required, by Landlord's lenders for the Building.

28.0 In the event of any conflict in terms between this Amended and Restated Office Lease and the Initial Lease the terms and conditions of this Amended and Restated Office Lease shall control.

29.0     Payment of Leasing Commission; Right of Offset

         Landlord acknowledges that Landlord is obligated to pay to the Keewaydin Group a commission for leasing the Premises to Tenant in the amount of $3.00 per square foot (the "Commission") by November 15, 1994, for a total amount due to the Keewaydin Group of $93,681.00. In the event that Landlord does not pay such Commission to Keewaydin Group by November 15, 1994, upon five (5) days prior written notice to Landlord, Tenant may offset the commission, or such portion thereof, which remains due and owing the Keewaydin Group, against Annual Rent due and payable beginning on December 1, 1994. In such event, Tenant agrees to indemnify, defend and hold Landlord harmless against any claim to the Commission or other compensation by the Keewaydin Group arising out of its activities with respect to this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amended and Restated Lease as of the date first written above.

                                 LANDLORD:

                                 T.H.S. NORTHSTAR ASSOCIATES
                                 LIMITED PARTNERSHIP


                                 By:      /s/  ILLEGIBLE
                                    ------------------------------------
                                 Brookfield Development Inc.,
                                 Its managing agent


                                 By       /s/  ILLEGIBLE
                                    ------------------------------------
                                 Its:     VICE PRESIDENT
                                    ------------------------------------


                                 By:      /s/  ILLEGIBLE
                                    ------------------------------------
                                 Its:     ASSISTANT SECRETARY
                                    ------------------------------------

                                 TENANT:

                                 PHYNQUE, INC.


                                 By:      /s/  ILLEGIBLE
                                    ------------------------------------
                                 Its
                                    ------------------------------------

            FIRST AMENDMENT OF THE AMENDED AND RESTATED OFFICE LEASE


                                                           DATE: August 10, 1995


BETWEEN:                T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP
                        a Minnesota limited partnership
                        by Brookfield Development Inc.
                        Its managing agent
                        725 Northstar East
                        608 Second Avenue South
                        Minneapolis, Minnesota 55402                ("Landlord")


AND:                    Phynque, Inc.
                        a Minnesota Corporation
                        370 Northstar East
                        608 Second Avenue South
                        Minneapolis, Minnesota 55402                ("Tenant")


FOR PREMISES IN:        Northstar East


         LANDLORD AND TENANT hereby agree as follows:

1.       In this First Amendment of the Amended and Restated Office Lease:

         (a) "Building" means Northstar East located in the city of Minneapolis, Minnesota as further described in the Amended and Restated Office Lease.

         (b) "Prime Lease" means the lease between Landlord and Tenant as defined in the Amended and Restated Office Lease dated April, 1994.

         (c) "Sixth Floor Expansion Space" means approximately 13,634 rentable square feet consisting of Suite 600 comprising 9,050 rentable square feet ("Suite 600"), and Suite 650 comprising 4,584 rentable square feet ("Suite 650") located on the 6th floor Building, as generally shown on Exhibit I attached hereto and by this reference incorporated herein.

         (d) "Sixth Floor Expansion Space Term" means with respect to (1) Suite 600, that period of time commencing the earlier of. (x) September 15, 1995, or (y) the date Tenant occupies any part of Suite 600 for purposes of conducting business ("Suite 600 Commencement Date"); (11) with respect to Suite 650, that period of time commencing the earlier of- (x) February 15, 1996, or (y) the date Tenant occupies any part of Suite 650 for purpose of conducting business ("Suite 650 Commencement Date"), and the Sixth Floor Expansion Space Term shall end on the same date on which the prime Lease shall terminate.

         (e)      "Annual Rent for the Sixth Floor Expansion Space" means:

                  (i) $4,147,92 per month commencing on the Suite 600 Commencement Date continuing through the Suite 650 Commencement Date;

                  (ii) $6,248.92 per month commencing on the Suite 650 Commencement Date through September 30, 1996;

                  (iii) $6,817.00 per month commencing on October 1, 1996 through September 30, 1997.

                  (iv) $7,385.08 per month commencing on October 1, 1997 through September 30, 1998.

                  (v) $7,953.17 per month commencing on October 1, 1998 through September 30, 1999.

Annual Rent shall be payable in advance without notice on the first day of each calendar month of the term in accordance with the Prime Lease; provided, however, if Suite 600 Commencement Date or Suite 650 Commencement Date is on a day other than the first day of a month, Tenant will pay a pro rata share of the applicable Annual Rent for said partial month.

         (f) All other words and phrases, unless otherwise defined herein, have the meanings attributed to them in the Prime Lease.

2. Landlord hereby demises and leases the Sixth Floor Expansion Space to Tenant and Tenant accepts the lease of the Sixth Floor Expansion Space to have and to hold during the Term, on the same terms and conditions as are contained in the Prime Lease, except as herein otherwise provided and expressly excepting the following:

         (a) Renewals: The Sixth Floor Expansion Space shall be subject to Tenant's right to extend the Term according to Section 6.0 of the Prime Lease and renewal of the Prime Lease shall be deemed a renewal of the Sixth Floor Expansion Space.

         (b) Contraction Right: The Sixth Floor Expansion Space shall be specifically excluded from Tenant's contraction right in
                  Section 10.0 of the Prime Lease.

         (c)      Condition of the Sixth Floor Expansion Space:

                  (i) Landlord shall deliver and Tenant shall accept Suite 600 and Suite 650 on the date of this First Amendment of the Amended and Restated Office Lease in its then "as-is" condition and Landlord shall have no obligation to make improvements, modifications, or changes thereon. At Tenant's sole, cost and expense, Tenant may at any time after Landlord delivers the Sixth Floor Expansion Space, construct improvements to Suite 600 and Suite 650 pursuant to plans and specifications approved by Landlord ("Plans").

         (d) Tenant Improvement Allowance: Provided Tenant is not in default with the terms and conditions of the Prime Lease, Landlord shall provide Tenant an improvement allowance as described in this Paragraph 2 (d). The Tenant Improvement Allowance will be payable to Tenant within 30 days upon Landlord's receipt from Tenant of reasonable evidence of paid construction invoices and lien waivers for construction of improvements in the Sixth Floor Expansion Space in accordance with the Plans. The Tenant Improvement Allowance shall equal:

                  (i) With respect to Suite 600, $45,250.00, payable as described above, but in no event shall Landlord be obligated to pay Tenant said portion of the Tenant Improvement Allowance prior to the Suite 600 Commencement Date.

                  (ii) With respect to Suite 650, $20,307.00, payable as described above but in no event shall Landlord be obligated to pay Tenant said portion of the Tenant Improvement Allowance prior to the Suite 650 Commencement Date.

                  (iii) Immediately upon execution of this First Amendment of the Amended and Restated Office Lease, $108,157.75, (representing the funds due to Tenant pursuant to the Sixth Expansion Space Improvement Allowance, which funds were to be credited to Tenant's payment of Annual Rent due and owing Landlord for the period commencing October 1, 1994 pursuant to Section 3.12 of the Prime Lease, but were not so credited) shall be available to Tenant for payment for design and construction of improvements to Suite 600 and Suite 650. Commencing upon execution of this First Amendment, Tenant shall provide bi-monthly evidence of paid construction invoices and lien waivers to Landlord. Landlord shall reimburse Tenant for amounts paid pursuant thereto within thirty (30) days after receipt of such documentation. In the event Tenant has requested reimbursement for less than $108,157.75, Tenant may offset* Tenant's Annual Rent due and owing for the period immediately thereafter.

                         *the difference between $108,157.75 and the amount actually reimbursed to Tenant against

         (e) Additional Tenant Improvement Allowance: Provided Tenant is not in default under the terms and conditions of the Prime Lease, Landlord shall provide Tenant an additional improvement allowance as described in this Paragraph 2 (e) (the "Additional Tenant Improvement Allowance"). The Additional Tenant Improvement Allowance shall be an amount equal to 50% of the construction costs of improvements to the Sixth Floor Expansion Space, in accordance with the Plans, in excess of $173,714.75, but in no event shall the Additional Tenant Improvement Allowance exceed $52,445.00. The Additional Tenant Improvement Allowance will be allocated to Suite 600 and Suite 650 in the amounts prescribed below in sub-paragraphs (i) and
                  (ii) of this Paragraph 2 (e). The Additional Tenant Improvement Allowance will be payable to Tenant within 30 days upon Landlord's receipt from Tenant of reasonable evidence of paid construction invoices and lien waivers for construction of improvements in the Sixth Floor Expansion Space in accordance with the Plans, but in no event shall Landlord be obligated to pay Tenant the Additional Tenant Improvement Allowance prior to the respective commencement dates for Suites 600 and 650. The Additional Tenant Improvement Allowance shall be allocated as follows:

                  (i) With respect to Suite 600, Landlord shall provide Tenant 69.025% of any Additional Tenant Improvement Allowance due under this Paragraph 2 (e), provided Landlord's contribution to the Additional Tenant Improvement Allowance for Suite 600 shall not exceed a maximum of $36,200,00.

                  (ii) With respect to Suite 650, Landlord shall provide Tenant 30.975% of any Additional Tenant Improvement Allowance due under this Paragraph 2 (e), provided Landlord's contribution to the Additional Tenant Improvement Allowance for Suite 650 shall not exceed a maximum of $16,245.00.

                  The Additional Tenant Improvement Allowance, if any, paid by Landlord to Tenant shall be amortized over the remainder of the initial Term in equal monthly installments which shall include an interest rate of eleven percent (11%) per annum on a monthly basis during the period from the applicable Suite 600 Commencement Date and Suite 650 Commencement Date, and shall be payable by Tenant as Annual Rent in addition to the amounts prescribed in Paragraph I (e) above beginning on the respective commencement dates for Suite 600 and Suite 650.

         (f) Occupancy Costs: Tenant shall pay Landlord Occupancy Costs according to the Prime Lease.

         (g) Tenant's Share: Tenant's Share of Expenses shall be as follows:

                  (i) Upon the Suite 600 Commencement Date, Tenant's share shall be increased to .06240 (6.24%).

                  (ii) Upon the Suite 650 Commencement Date, Tenant's share shall be increased to .06950 (6.95%).

         (h) Seventh Expansion Option: Section 4.0 of the Prime Lease shall be amended as follows:

                  (i) Sections 1.2 (j), 1.2 (1) and 4.12 of the Prime Lease are deleted in their entirety.

                  (ii) Sections 4.1, 4.2 and 4.4 of the Prime Lease are deleted and the following are substituted therefor:

                         (x) 4.1 Tenant shall have an option ("Seventh Expansion Option"), to add to the Premises the Seventh Expansion Option Space. The Seventh Expansion Option shall be exercised, if at all, by Tenant providing Landlord written notice ("Seventh Expansion Option Space Notice") on or before December 31, 1996 ("Seventh Expansion Option Space Notice Date").

                         (y) 4.2 If Tenant give Landlord the Seventh Expansion Option Space Notice, the Seventh Expansion Option Space shall be delivered by Landlord in its then as-is condition no later than June 30, 1997 ("Seventh Expansion Option Space Delivery Date"). Landlord shall have no obligation to make improvements, modifications, or changes to the Seventh Expansion Option Space. The Seventh Expansion Option Space shall be added to the Premises for all purposes under the Lease as of the Seventh Expansion Option Space Delivery Date, except that Tenant's obligation to pay Annual Rent shall commence on the Seventh Expansion Option Space Commencement Date. The Seventh Expansion Option Space Commencement Date shall be the earlier of (i) ninety
                         (90) days after the Seventh Expansion Option Space Delivery Date, or (ii) the date Tenant occupies any of the Seventh Expansion Space for the conduct of business.

                         (z) 4.4 Subject to the provisions of Section 4.5 of the Amended and Restated Office Lease, Annual Rent for the Seventh Expansion Option Space shall be equal to the greater of:

                         (a) $5.50 multiplied by the number of rentable square
                             feet in the Seventh Expansion Option Space for each twelve month period commencing on the Seventh Expansion Space Commencement Date, and ending September 30, 1999; or

                         (b) Market Rent as defined in Section 7.0 of the
                             Amended and Restated Office Lease.

                  (iii) The following Section 4.13 is added to Prime Lease:

                        4.13 Contraction Right: The Seventh Expansion Option
                             Space shall be specifically excluded from the Tenant's Contraction right in Section 10.0 of the Prime Lease.

3. In the event Tenant fails to observe any obligation or condition required by this First Amendment of the Amended and Restated Office Lease, such default shall be deemed a default under the Lease.

4. Except as specifically provided herein, the terms and conditions of the Prime Lease including Landlord's obligations under Section 3.12,
         Section 13.1 and Section 18.1 (iii) are confirmed and shall continue in full force and effect.

5. This First Amendment of the Amended and Restated Office Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS FIRST AMENDMENT OF THE AMENDED AND RESTATED OFFICE LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                        TENANT:

T.H.S. NORTHSTAR ASSOCIATES
LIMITED PARTNERSHIP                              PHYNQUE, INC.
By Brookfield Development Inc.                   a Minnesota Corporation
Its managing agent

By:      /s/  ILLEGIBLE                          By:      /s/  ILLEGIBLE
   ---------------------------------------          ----------------------------
Name.                                            Name.
     -------------------------------------            --------------------------
Title:                                           Title:
      ------------------------------------             -------------------------
By:      /s/  ILLEGIBLE
   ---------------------------------------
Name.
     -------------------------------------
Title:
      ------------------------------------

               2ND AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE


         THIS 2ND AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE ("2nd Amendment") is made on April 14, 1997 between T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP ("Landlord"), whose address is 450 Fisher Building, 3011 W. Grand Blvd., Detroit, Michigan 48202-3099 and PHYNQUE, INC. ("Tenant"), whose address is 370 Northstar East, 608 Second Avenue South, Minneapolis, MN 55402.


                                    RECITALS

         This 2nd Amendment is based upon the following recitals:

         A. Landlord and Tenant entered into a Lease dated February 22, 1990 and restated in the Amended and Restated Office Lease dated April, 1994 (collectively the "Lease"), for the premises on the 3rd, 6th and 10th floors of the Northstar East Building, ("Building"), Minneapolis, Minnesota ("Premises").

         B. Landlord and Tenant amended the Amended and Restated Lease by 1st Amendment dated August 10, 1995 (Lease and Amendment(s) collectively, "Lease as amended").

         C. Landlord and Tenant desire to further amend the Lease as amended to expand the Premises, renew the Term, modify Annual Rent and otherwise amend the Lease as amended accordingly.

         THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

         1. RECITALS. All recitals are fully incorporated.

         2. PREMISES EXPANSION. Effective as of the "7th Floor Expansion Space Commencement Date" defined below, the Premises shall be expanded to include that area known as Suite 770 of the Northstar East Building ("7th Floor Expansion Space"). Therefore the Premises shall encompass and be described as "Suites 370, 600, 650, 1020, 1025, 1035, 1040, 1050 ("Original Premises") and Suite 770", in
total encompassing approximately 56,231 rentable square feet on the 3rd, 6th, 7th and 10th Floors of the Building, as shown hatched on the "Expanded and Option Premises Floor Plans" attached and incorporated as Exhibits J through J-3.

         3. EXTENSION OF LEASE TERM. The Term for the Premises shall be extended for a 3-year and 4 month term only, to begin October 1, 1999 and expire on January 31, 2003 ("1st Extension Term").

         4. EXPANSION SPACE LEASE TERM. The Lease Term as it pertains to the 7th Floor Expansion Space shall commence September 1, 1997, ("7th Floor Expansion Commencement Date"), and shall expire on January 31, 2003.

         5. ANNUAL RENT and OCCUPANCY COSTS. Effective on the 7th Floor Expansion Commencement Date and throughout the 1st Extension Term, Annual Rent and Occupancy Costs shall be as follows:

            A. commencing on the 7th Floor Expansion Commencement Date the Annual Rent due for the 7th Floor Expansion Space only shall be payable in equal monthly installments of $11,313.15 through January 31, 1998; commencing on February 1, 1998 through January 31, 2003 Annual Rent due for the 7th Floor Expansion Space shall be $13,445.03 per month; and

            B. commencing October 1, 1999 through September 30, 2000, Annual Rent due for the Original Premises only shall be payable in equal monthly installments of $30,841.94; commencing October 1, 2000 through September 30, 2001 Annual Rent for the Original Premises shall be payable in monthly installments of $32,711.15; and commencing, October 1, 2001 through January 31, 2003 Annual Rent for the Original Premises shall be payable in equal monthly installments of $34,580.35; and

            C. Occupancy Costs for the entire Premises shall be payable according to Exhibit B of the Lease as amended and the Tenant's Share shall be increased to 8.7118% (.087118).

         6. DELIVERY OF AND IMPROVEMENTS TO 7TH FLOOR EXPANSION SPACE. Landlord shall deliver and Tenant shall accept the 7th Floor Expansion Space in "broom clean" condition. All improvements to the 7th Floor Expansion Space shall be subject to Landlord's prior written approval and all construction shall be conducted pursuant to Landlord's rules and regulations for same.

         7. ALLOWANCE. Provided that Tenant is not in default under this Lease, Landlord shall pay to Tenant an amount not to exceed $127,787.00 to be used only for the costs of approved leasehold improvements to the 7th Floor Expansion Space only ("7th Floor Expansion Improvement Allowance"). Landlord shall pay the 7th Floor Expansion Improvement Allowance within thirty (30) days following receipt of reasonable invoices and lien waivers for said work.

         8. ANNUAL RENT CREDIT. In the event that the entire 7th Floor Expansion Improvement Allowance is not required for leasehold improvements to the 7th Floor Expansion Space, the remaining amount, if any, shall be credited to Tenants next due obligation for the payment of Annual Rent.

         9. EARLY OCCUPANCY. Tenant has no right to enter the 7th Floor Expansion Space until Landlord tenders possession. Notwithstanding what is set forth herein, Landlord hereby gives permission for Tenant to enter all or any portion of the 7th Floor Expansion Space prior to the 7th Floor Expansion Commencement Date so that Tenant may do such work as may be required to prepare the 7th Floor Expansion Space for Tenant's occupancy, including the installation of cabling, telephone equipment, computer and other office systems and any leasehold improvements approved by Landlord. If Tenant so enters any portion the 7th Floor Expansion Space prior to the 7th Floor Expansion Commencement Date, Tenant will not interfere with any other tenant or occupant of the Building. All acts of any of Tenant's contractors, subcontractors or laborers are the responsibility of Tenant, and Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, damage or expense of any nature caused by such personnel. In addition, any such access shall be consistent with generally accepted construction practices and in accordance with any and all applicable regulatory requirements. If at any time such access causes or threatens to cause disharmony or interference, including labor disharmony, Landlord will have the right to immediately withdraw such permission. At all times while Tenant is in occupation of the 7th Floor Expansion Space prior to the 7th Floor Expansion Commencement Date. Tenant will be subject to and will comply with all of the terms and provisions of the Lease as amended, except that no Annual Rent or Occupancy Costs will be terms and provisions of the Lease as amended, except that no Annual Rent or Occupancy Costs will be payable by Tenant prior to the 7th Floor Expansion Commencement Date. No early occupancy under this Section 8 will change the 7th Floor Expansion Commencement Date or the Expiration Date.

         10. DELETED PROVISIONS. Upon full execution of this 2nd Amendment and satisfaction of any conditions hereto, Articles 4.0, 5.0, 8.0, 9.0 and 10.0 of the Amended and Restated Office Lease shall be deleted and of no further force nor effect.

         11. REVISED 7TH EXPANSION OPTION. Provided that Tenant has not defaulted in performing and failed to cure any of its obligations under the Lease, and is not in default at the time of its exercise of this option, Tenant shall have the option to expand ("7th Expansion Option") into the area shown hatched on Exhibit "J-3" attached and incorporated ("7th Expansion Option Space"), consisting of approximately 5,037 rentable square feet, upon all of the following conditions:

            (A) Tenant shall exercise this Expansion Option by written notice which must be received by Landlord no later than 5:00 p.m. on January 31, 1999; and

            (B) The Lease Term for 7th Expansion Option Space shall commence February 1, 2000 ("7th Expansion Option Commencement Date") and shall expire on January 31, 2003; and

            (C) The Annual Rent for 7th Expansion Option Space shall be determined by Landlord within thirty (30) days after the date of Tenant's notice, based upon Market Rent as set forth in Article 7 of the Amended and Restated Office Lease; and

            (D) Occupancy Costs shall be determined at the time Tenant exercises this 7th Expansion Option and shall be payable according to Exhibit B of the Lease as amended and the "Tenant's Share" shall be increased by .7804% (.007804); and

            (E) Landlord shall deliver the 7th Expansion Option Space in an "as is" condition; and

            (F) Tenant's failure to expand into 7th Expansion Option Space shall render all other remaining Expansion Options void.

            (G) Time is of the essence of this Expansion Area.

Except as to the above modifications, all other provisions of this Lease shall apply to 7th Expansion Option Space. This 7th Expansion Option applies to Tenant only and shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease or of the Premises.

        12. REVISED 8TH EXPANSION OPTION. Provided that Tenant has not defaulted in performing and failed to cure any of its obligations under the Lease, and is not in default at the time of its exercise of this option, Tenant shall have the option to expand ("8th Expansion Option") into the area shown hatched on Exhibit "J-3" attached and incorporated ("8th Expansion Option Space"), consisting of approximately 3,068 rentable square feet, upon all of the following conditions:

            (A) Tenant shall exercise this Expansion Option by written notice which must be received by Landlord no later than 5:00 p.m. on August 31, 2000; and

            (B) The Lease Term for 8th Expansion Option Space shall commence February 1, 2001 ("8th Expansion Option Commencement Date") and shall expire on the January 31, 2003; and

            (C) The Annual Rent for 7th Expansion Option Space shall be determined by Landlord within thirty (30) days after the date of Tenant's notice, based upon Market Rent as set forth in Article 7 of the Amended and Restated Office Lease; and

            (D) Occupancy Costs shall be determined at the time Tenant exercises this 8th Expansion Option and shall be payable according to Exhibit B of the Lease as amended and "Tenant's Share" shall be increased by .4753% (.004753); and

            (E) Landlord shall deliver the 8th Expansion Option Space in an "as is" condition; and

            (F) Tenant's failure to expand into 8th Expansion Option Space shall render all other remaining Expansion Options void.

            (G) Time is of the essence of this Expansion Area.

Except as to the above modifications, all other provisions of this Lease shall apply to 8th Expansion Option Space. This 8th Expansion Option applies to Tenant only and shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease of the Premises.

         13. OPTION TO EXTEND THE TERM. Provided that Tenant has not defaulted in performing and failed to cure any of its obligations under the Lease as amended, and is not in default at the time of its exercise of this option, Tenant shall have the option, during the 1st Extension Term only, to extend the Term ("Extension Option") for an additional five (5) year period only ("2nd Extension Term") upon all of the following conditions:

            (A) Tenant shall exercise this Extension Option by written notice to Landlord which must be received by Landlord no later than 5:00 p.m. on January 31, 2002; and

            (B) Within thirty (30) days after the date of Tenant's notice Landlord shall compute the "Extension Rate" which shall be at 95% of the Market Rent as provided in Article 7 of the Amended and Restated Office Lease and notify Tenant in writing of the resulting amount ("Determination Date"). All other terms of this Lease, except this Extension Option and any Landlord's work or Allowances shall apply during the 1st Extension Term.

            (C) Time is of the essence of the Extension Option.

This Extension Option applies only to an extension of the Lease as amended for the 2nd Extension Term only. Except for the above modifications, all other provisions and conditions of the Lease as amended shall apply in the 2nd Extension Term. This Extension Option shall be void if Tenant fails to exercise it precisely according to each and all of the conditions stated above, or if Tenant assigns the Lease or sublets the Premises or otherwise transfers all or part of its interest in the Lease or the Premises, except as allowed under the Lease.

         14. MORTGAGEE'S APPROVAL. This 2nd Amendment is subject to the written approval of Traveler's Insurance Company, the holder of an existing mortgage against the Building. Landlord agrees to promptly submit this 2nd Amendment for, and to use reasonable efforts to obtain, such approval. If such approval is not obtained within sixty (60) days after the Date, either Landlord or Tenant may terminate this 2nd Amendment by giving written notice of termination to the other party. Unless such approval has then been obtained, this 2nd Amendment will terminate upon the giving of such notice.

         15. CONDITIONS TO EFFECTIVENESS OF 2ND AMENDMENT. Landlord and Tenant agree that this 2nd Amendment shall become effective only upon receipt by Landlord of Mortgagee's approval of this 2nd Amendment and full execution of a Termination Agreement, satisfactory to Landlord, between Landlord and the American Express Travel Related Services for the 7th Floor Expansion Space.

Failure of any of the above conditions shall render the 2nd Amendment void, and neither Landlord not Tenant shall have any liability to the other under this 2nd Amendment.

         16. CONFLICTING PROVISIONS. If any provisions of this 2nd Amendment conflict with any of those of the Lease as amended, then the provisions of this 2nd Amendment shall govern.

         17. REMAINING LEASE PROVISIONS. Except as stated in this 2nd Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Term.

         18. BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this 2nd Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

         AFFIRMING THE ABOVE, the parties have executed this 2ND AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE on the date first stated.




WITNESSES                                LANDLORD
                                         T.H.S. NORTHSTAR ASSOCIATES LIMITED
                                         PARTNERSHIP

                                         By:  TrizecHahn Office Properties Inc.,
                                              Manager


/s/  ILLEGIBLE                           By:  /s/  Cynthia K. Yott
-------------------------------             ------------------------------------
                                              Cynthia K. Yott
                                              Assistant Secretary


/s/  ILLEGIBLE                           By:  /s/  Antonio A. Bismonte
-------------------------------             ------------------------------------
                                              Antonio A. Bismonte
                                              Vice President


                                         TENANT
                                         PHYNQUE, INC.


/s/  ILLEGIBLE                           By:  /s/  ILLEGIBLE
-------------------------------             ------------------------------------

               3RD AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE

         THIS 3rd AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE ("3rd Amendment") is made on December 27, 1997 between T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP ("Landlord"), whose address is 450 Fisher Building, 3011 W. Grand Blvd., Detroit, Michigan 48202-3099 and PHYNQUE, INC. ("Tenant"), whose address is 370 Northstar East, 608 Second Avenue South, Minneapolis, MN 55402.

                                    RECITALS

This 3rd Amendment is based upon the following recitals:

         A. Landlord and Tenant entered into a Lease dated February 22, 1990 and restated in the Amended and Restated Office Lease dated April, 1994 (collectively the "Lease"), for the premises on the 3rd, 6th and 10th floors of the Northstar East Building ("Building"), Minneapolis, Minnesota ("Premises").

         B. Landlord and Tenant amended the Amended and Restated Lease by 1st Amendment dated August 10, 1995 and 2nd Amendment dated April 14, 1997 (Lease and Amendment(s) collectively, "Lease as amended").

         C. Landlord and Tenant desire to further amend the Lease as amended to modify Annual Rent and otherwise amend the Lease as amended accordingly.

         THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

         1. RECITALS. All recitals are fully incorporated.

         2. ANNUAL RENT. Commencing November 1, 1997 Annual Rent due for the 7th Floor Expansion Space, as defined in the 2nd Amendment of Amended and Restated Office Lease, only shall be payable in equal monthly installments of $8,780.15 through January 31, 1998; commencing on February 1, 1998 through April 30, 1999 Annual Rent due for the 7th Floor Expansion Space shall be $10,912.03 per month; commencing on May 1, 1999 through January 31, 2003 Annual Rent due for the 7th Floor Expansion Space only shall be $13,445.03 per month.

         3. ALLOWANCE. Paragraph 7 of the 2nd Amendment of Amended and Restated Office Lease shall be deleted in its entirety and the following substituted therefore:

         "Provided that Tenant is not in default under this Lease, Landlord shall pay to Tenant an amount not to exceed $104,723.00 to be used only for the costs of approved leasehold improvements to the 7th Floor Expansion Space ("7th Floor Expansion Improvement Allowance"). Landlord shall pay the 7th Floor Expansion Improvement Allowance within thirty
         (30) days following receipt of reasonable invoices and lien waivers for said work, but in no event prior to May 1, 1999 or later than October 1, 1999".

         4. DELETED PROVISIONS. Paragraph 8 of the 2nd Amendment of Amended and Restated Office Lease shall be deleted and be of no further force or effect.

         5. CONFLICTING PROVISIONS. If any provisions of this 3rd Amendment conflict with any of those of the Lease as amended, then the provisions of this 3rd Amendment shall govern.

         6. REMAINING LEASE PROVISIONS. Except as stated in this 3rd Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Term.

         7. BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this 3rd Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

         AFFIRMING THE ABOVE, the parties have executed this 3RD AMENDMENT OF AMENDED AND RESTATED OFFICE LEASE on the date first stated.


WITNESSES                            LANDLORD
                                     T.H.S. NORTHSTAR ASSOCIATES
                                     LIMITED PARTNERSHIP

                                     By:   TrizecHahn Office Properties Inc.,
                                           Manager


/s/  ILLEGIBLE                       By:   /s/  Cynthia K. Yott
------------------------------          ----------------------------------------
                                           Cynthia K. Yott
                                           Assistant Secretary



/s/  ILLEGIBLE                       By:   /s/  Antonio A. Bismonte
------------------------------          ----------------------------------------
                                           Antonio A. Bismonte
                                           Vice President


                                     TENANT
                                     PHYNQUE, INC.



/s/  ILLEGIBLE                       By:   /s/  ILLEGIBLE
------------------------------          ----------------------------------------




                                       2